UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811- 07584

Rydex Series Funds

(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee

Rydex Series Funds
702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: December 31

Date of reporting period: January 1, 2021 to June 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

6.30.2021

Guggenheim Funds Semi-Annual Report

Guggenheim Alternative Fund
Guggenheim Multi-Hedge Strategies Fund
Rydex Commodities Fund
Rydex Commodities Strategy Fund

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TABLE OF CONTENTS

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
ALTERNATIVE FUND
MULTI-HEDGE STRATEGIES FUND	10
COMMODITIES FUND
COMMODITIES STRATEGY FUND	53
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	65
OTHER INFORMATION	89
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	102
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	109
LIQUIDITY RISK MANAGEMENT PROGRAM	114

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 1

June 30, 2021

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the semi-annual shareholder report for two alternative strategy funds that are part of the Rydex Series Funds (each a “Fund”). This report covers performance of the Funds for the semi-annual period ended June 30, 2021.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

July 31, 2021

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

COVID-19. The global ongoing crisis caused by the outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. Investors should be aware that in light of this uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Funds’ investments and a shareholder’s investment in a Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to respond to and contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational and other risks.

2 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

June 30, 2021

The Multi-Hedge Strategies Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risks and costs. The Fund risks paying more for a security than it received from its sale. ● The Fund’s investments in high yield securities and unrated securities of similar credit quality (“junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. ● The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. ● The Fund’s exposure to the commodity and currency markets may subject the Fund to greater volatility as commodity- and currency-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry, commodity or currency—such as droughts, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The Fund may also incur transaction costs with the conversion between various currencies. ● The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or short sales or have exposure to high yield/fixed income securities, foreign currencies and/or securities. ● See the prospectus for more information on these and additional risks.

The Commodities Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s exposure to the commodity markets may subject the Fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity—such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ● To the extent that the Fund’s investments are concentrated in energy-related commodities, the Fund is subject to the risk that this sector will underperform the market as a whole. ● The Fund’s use of derivatives, such as futures, options, structured notes and swap agreements, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or investments underlying those derivatives. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund is subject to tracking error risks, which may cause the Fund’s performance not to match that of or be lower than the Fund’s underlying benchmark. ● The Fund’s investments in other investment companies subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies’ expenses. ●This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● See the prospectus for more information on these and additional risks.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	June 30, 2021

More states saw the end of COVID-19 related restrictions in the second quarter of 2021, including New York, California, and Illinois, marking a full reopening for almost all of the U.S. The U.S. has made solid vaccination progress, inoculating over 52% of the population. Those vaccinations have helped COVID-19 cases fall sharply from their peak, but the spread of the Delta variant is a worrying trend, particularly in areas with low vaccination rates. Though we expect cases will rise further as the Delta variant spreads, vaccination rates are high for the most vulnerable populations, which could limit hospitalizations and deaths, in turn reducing the need for a return to strict lockdowns.

Relaxed COVID-19 related measures and increased consumer comfort prompted a rapid reopening of the service sector and robust manufacturing activity. Both the ISM Manufacturing and Services Purchasing Managers Indexes cooled a bit in June but remain near the peaks of recent economic cycles.

Labor demand is also at record highs according to the National Federation of Independent Businesses (“NFIB”). The NFIB reported that nearly half of small-business owners in the U.S. could not fill job openings in June, making it the fifth consecutive month where the share of surveyed business owners citing jobs were hard to fill exceeded pre-COVID-19 historical highs. To attract more workers, business owners are raising or planning to raise compensation, especially in low-wage sectors where enhanced jobless benefits are competitive with wages. Corroborating this signal of strong labor demand is the consumer confidence data, which shows perceptions around job availability is above pre-COVID-19 highs.

Against this strong backdrop, the Federal Open Market Committee (“FOMC”) held its June meeting where, as expected, it kept rates unchanged. But the surprise came from the quarterly Summary of Economic Projections, which showed that FOMC participants now see upside risks to inflation at the highest levels in over a decade. This shift in the distribution of risk around inflation resulted in a surprise two-hike increase in their median fed funds rate forecast for 2023.

Our interpretation is that the U.S. Federal Reserve (“Fed”) is willing to be patient in reaching its dual mandate, but not irresponsible. Since the June meeting, 5-year forward Treasury Inflation-Protected Securities (“TIPS”) breakeven rates have fallen by about 0.25% as the market priced out a scenario in which the Fed lets inflation run too hot. This reassessment of the Fed’s reaction function led to a material decline in interest rates over the quarter. In the long run, keeping inflation expectations in check buys the central bank more time to keep policy accommodative.

Looking ahead, we are assessing the potential consequences of a slowdown in U.S. economic activity. Second quarter U.S. gross domestic product (“GDP”) is on track to show 8-9% annualized growth, after which we expect sequential growth could slow heading into 2022. Base effects from last year’s trough in activity could fade, as might the fiscal impulse over time. The impact of reopening businesses will also shrink. This natural slowdown in activity as we move through peak growth could present challenges if growth slows more than expected.

4 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(continued)	June 30, 2021

Inflation could fall given that much of the recent increase is coming from categories suffering temporary supply chain disruptions. Price pressures have materialized in sectors directly affected by the pandemic, such as hotels, airfares, and car rentals, where demand has bounced back faster than supply. Shortages in areas such as semiconductors and building materials are caused by factories and transportation abroad that have not returned to full capacity. As these factors are resolved and supply comes back online, a decline in inflation prints and inflation expectations over the next several quarters may prompt a rethink of the FOMC’s forecasted hikes.

The Fed may commence tapering asset purchases in 2022, but we continue to believe rate hikes will likely get pushed as far as 2025 as inflation cools and the Fed targets a historically tight labor market. This patience by the Fed would support credit conditions, which could mean low default volumes and positive risk-adjusted returns. Real U.S. interest rates could remain deeply negative, further supporting the credit sector as income-seeking investors search for yield.

For the six-month period ended June 30, 2021, the S&P 500® Index* returned 15.25%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 8.83%. The return of the MSCI Emerging Markets Index* was 7.45%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a -1.60% return for the six-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 3.62%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.02% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including, but not limited to, convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative-value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 5

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	June 30, 2021

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P Goldman Sachs Commodity Index (S&P GSCI®), a benchmark for investment performance in the commodity markets, measures investable commodity price movements and inflation in the world economy. The index is calculated primarily on a world production weighted basis and is comprised of the principal physical commodities that are the subject of active, liquid futures markets.

6 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning December 31, 2020 and ending June 30, 2021.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

8 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value December 31, 2020	Ending Account Value June 30, 2021	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Multi-Hedge Strategies Fund
A-Class	2.06%	9.50%	$ 1,000.00	$ 1,095.00	$ 10.70
C-Class	2.81%	9.05%	1,000.00	1,090.50	14.57
P-Class	2.06%	9.47%	1,000.00	1,094.70	10.70
Institutional Class	1.81%	9.62%	1,000.00	1,096.20	9.41
Commodities Strategy Fund
A-Class	1.56%	31.19%	1,000.00	1,311.90	8.94
C-Class	2.32%	30.77%	1,000.00	1,307.70	13.27
H-Class	1.59%	31.19%	1,000.00	1,311.90	9.11

Table 2. Based on hypothetical 5% return (before expenses)
Multi-Hedge Strategies Fund
A-Class	2.06%	5.00%	$ 1,000.00	$ 1,014.58	$ 10.29
C-Class	2.81%	5.00%	1,000.00	1,010.86	14.01
P-Class	2.06%	5.00%	1,000.00	1,014.58	10.29
Institutional Class	1.81%	5.00%	1,000.00	1,015.82	9.05
Commodities Strategy Fund
A-Class	1.56%	5.00%	1,000.00	1,017.06	7.80
C-Class	2.32%	5.00%	1,000.00	1,013.29	11.58
H-Class	1.59%	5.00%	1,000.00	1,016.91	7.95

[1]

Annualized and excludes expenses of the underlying funds in which the Funds invest. This ratio represents net expenses which include interest and dividend expenses related to securities sold short. Excluding short interest and dividend expenses, the net expense ratio of the Multi-Hedge Strategies Fund would be 1.40%, 2.14%, 1.40% and 1.15% for the A-Class, C-Class, P-Class and Institutional Class, respectively.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period December 31, 2020 to June 30, 2021.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2021

MULTI-HEDGE STRATEGIES FUND

OBJECTIVE: Seeks long-term capital appreciation with less risk than traditional equity funds.

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

10 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	June 30, 2021

Inception Dates:
Institutional Class	May 3, 2010
A-Class	September 19, 2005
C-Class	September 19, 2005
P-Class	September 19, 2005

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	7.1%
Guggenheim Ultra Short Duration Fund — Institutional Class	3.7%
Alexion Pharmaceuticals, Inc.	2.3%
IHS Markit Ltd.	2.0%
Maxim Integrated Products, Inc.	1.9%
Slack Technologies, Inc. — Class A	1.9%
Nuance Communications, Inc.	1.9%
Xilinx, Inc.	1.8%
Willis Towers Watson plc	1.7%
Sportsman’s Warehouse Holdings, Inc.	1.5%
Top Ten Total	25.8%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended June 30, 2021

	6 Month†	1 Year	5 Year	10 Year
A Class Shares	9.50%	12.38%	4.10%	2.98%
A Class Shares with sales charge‡	4.30%	7.05%	3.09%	2.48%
C Class Shares	9.05%	11.54%	3.34%	2.22%
C Class Shares with CDSC§	8.05%	10.54%	3.34%	2.22%
P Class Shares	9.47%	12.34%	4.13%	2.99%
Institutional Class Shares	9.62%	12.62%	4.35%	3.23%
S&P 500 Index	15.25%	40.79%	17.65%	14.84%
HFRX Global Hedge Fund Index	3.73%	12.01%	4.22%	1.85%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and HFRX Global Hedge Fund Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 11

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
COMMON STOCKS† - 48.1%

Consumer, Non-cyclical - 12.1%
Alexion Pharmaceuticals, Inc.*	8,957	$1,645,491
IHS Markit Ltd.	13,091	1,474,832
Magellan Health, Inc.*	11,030	1,039,026
Luminex Corp.	27,553	1,013,950
Soliton, Inc.*,1	40,469	910,148
PPD, Inc.*	19,583	902,580
PRA Health Sciences, Inc.*	5,156	851,823
Constellation Pharmaceuticals, Inc.*	13,583	459,105
Kindred Biosciences, Inc.*	46,624	427,542
Total Consumer, Non-cyclical		8,724,497

Technology - 11.4%
Maxim Integrated Products, Inc.	13,256	1,396,652
Slack Technologies, Inc. — Class A*	30,822	1,365,415
Nuance Communications, Inc.*	24,966	1,359,149
Xilinx, Inc.	9,242	1,336,763
Change Healthcare, Inc.*	36,682	845,153
Talend S.A. ADR*	7,541	494,690
Cloudera, Inc.*	28,558	452,930
QAD, Inc. — Class A	4,928	428,834
Sykes Enterprises, Inc.*	7,598	408,013
MagnaChip Semiconductor Corp.*	5,407	129,011
Total Technology		8,216,610

Financial - 8.9%
Willis Towers Watson plc	5,375	1,236,358
Weingarten Realty Investors REIT	27,790	891,226
People’s United Financial, Inc.	48,387	829,353
QTS Realty Trust, Inc. — Class A REIT	10,250	792,325
Athene Holding Ltd. — Class A*	11,013	743,377
CIT Group, Inc.	10,573	545,461
VEREIT, Inc. REIT	11,053	507,664
Boston Private Financial Holdings, Inc.	31,090	458,578
Flagstar Bancorp, Inc.	9,355	395,436
Sterling Bancorp	2,378	58,950
Total Financial		6,458,728

Industrial - 5.7%
Forterra, Inc.*	31,588	742,634
Welbilt, Inc.*	28,767	665,956
Aerojet Rocketdyne Holdings, Inc.	13,359	645,106
Kansas City Southern	2,254	638,716
Coherent, Inc.*	2,361	624,107
Lydall, Inc.*	7,093	429,268
Raven Industries, Inc.*	7,259	419,933
Total Industrial		4,165,720

Consumer, Cyclical - 3.7%
Sportsman’s Warehouse Holdings, Inc.*	60,381	1,072,970
Knoll, Inc.	27,082	703,861
Core-Mark Holding Company, Inc.	9,987	449,515
At Home Group, Inc.*	11,714	431,544
Total Consumer, Cyclical		2,657,890

12 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
Basic Materials - 3.4%
Domtar Corp.*	16,682	$916,843
W R Grace & Co.	12,791	884,114
Ferro Corp.*	30,260	652,708
Total Basic Materials		2,453,665

Communications - 1.8%
Proofpoint, Inc.*	3,698	642,564
Cincinnati Bell, Inc.*	41,474	639,529
Total Communications		1,282,093

Utilities - 1.1%
PNM Resources, Inc.	16,944	826,359

Total Common Stocks
(Cost $33,188,631)		34,785,562

MASTER LIMITED PARTNERSHIPS† - 0.4%
Energy - 0.4%
Enable Midstream Partners, LP	32,260	293,889
Total Master Limited Partnerships
(Cost $223,191)		293,889

RIGHTS††† - 0.0%
Consumer, Non-cyclical - 0.0%
Lantheus Holdings, Inc.*	42,000	—
Alexion Pharmaceuticals, Inc.*	34,843	—
Total Consumer, Non-cyclical		—

Total Rights
(Cost $—)		—

MUTUAL FUNDS† - 12.2%
Guggenheim Strategy Fund II2	206,218	5,153,394
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	270,188	2,693,772
Guggenheim Strategy Fund III[2]	38,762	975,243
Total Mutual Funds
(Cost $8,764,980)		8,822,409

CLOSED-END FUNDS† - 7.9%
Invesco Senior Income Trust	39,474	176,057
Nuveen Senior Income Fund	29,640	175,172
Nuveen Floating Rate Income Fund	17,457	174,919
Nuveen Floating Rate Income Opportunity Fund	17,678	172,537
PGIM Global High Yield Fund, Inc.	10,817	172,423
First Trust High Income Long/Short Fund	10,936	172,242
Adams Diversified Equity Fund, Inc.	8,697	171,940
Apollo Senior Floating Rate Fund, Inc.	10,887	171,797
BlackRock Floating Rate Income Strategies Fund, Inc.	12,955	171,654
BlackRock Floating Rate Income Trust	13,294	170,961
Nuveen New York AMT-Free Quality Municipal Income Fund	12,026	170,649
Nuveen New Jersey Quality Municipal Income Fund	10,944	170,617
BrandywineGLOBAL Global Income Opportunities Fund, Inc.	13,486	170,059

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 13

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
Western Asset Inflation-Linked Opportunities & Income Fund	12,905	$169,184
Ivy High Income Opportunities Fund[1]	12,026	168,965
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.[1]	26,672	163,233
Nuveen Credit Strategies Income Fund	23,599	159,293
Nuveen Pennsylvania Quality Municipal Income Fund	10,485	158,324
BlackRock California Municipal Income Trust	9,235	138,433
LMP Capital and Income Fund, Inc.	9,542	137,596
General American Investors Company, Inc.	2,927	127,090
Virtus AllianzGI Convertible & Income Fund[1]	20,307	124,685
Barings Global Short Duration High Yield Fund	7,194	122,873
Saba Capital Income & Opportunities Fund	25,792	121,480
Apollo Tactical Income Fund, Inc.	7,607	119,050
Tortoise Power and Energy Infrastructure Fund, Inc.	8,505	116,603
Invesco Pennsylvania Value Municipal Income Trust	7,600	101,688
Nuveen Global High Income Fund	6,098	98,849
Franklin Universal Trust	10,863	89,946
Nuveen Ohio Quality Municipal Income Fund	4,865	79,640
Invesco Trust for Investment Grade New York Municipals	5,670	78,756
PGIM High Yield Bond Fund, Inc.	4,004	65,145
Royce Micro-Capital Trust, Inc.	4,688	58,131
Gabelli Healthcare & WellnessRx Trust	3,942	53,217
Nuveen New York Quality Municipal Income Fund	3,274	49,307
Western Asset Intermediate Muni Fund, Inc.	4,674	45,665
Eaton Vance New York Municipal Bond Fund	3,552	45,643
Delaware Investments Minnesota Municipal Income Fund II, Inc.	3,102	43,847
Nuveen Short Duration Credit Opportunities Fund	2,847	42,677
CBRE Clarion Global Real Estate Income Fund	4,837	42,614
Neuberger Berman California Municipal Fund, Inc.	2,855	41,397
BlackRock MuniYield California Fund, Inc.	2,680	41,245

14 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
Korea Fund, Inc.	872	$40,252
New Ireland Fund, Inc.	3,153	38,435
Gabelli Global Small and Mid Capital Value Trust	2,265	36,240
Neuberger Berman New York Municipal Fund, Inc.	2,648	35,271
Delaware Investments National Municipal Income Fund	2,324	32,847
Central and Eastern Europe Fund, Inc.	1,067	29,940
Western Asset Municipal Partners Fund, Inc.[1]	1,694	27,883
Nuveen Real Asset Income and Growth Fund	1,703	27,367
BlackRock MuniYield Pennsylvania Quality Fund	1,629	25,673
Swiss Helvetia Fund, Inc.	2,466	23,994
MFS Investment Grade Municipal Trust	2,296	23,603
Nuveen Georgia Quality Municipal Income Fund	1,203	16,830
DWS Strategic Municipal Income Trust	1,221	15,372
Nuveen Real Estate Income Fund	1,021	11,323
Western Asset High Income Opportunity Fund, Inc.	2,111	11,146
Miller/Howard High Dividend Fund	1,062	11,130
DWS Municipal Income Trust[1]	905	11,068
Eaton Vance Tax-Advantaged Global Dividend Income Fund	527	11,067
BlackRock MuniVest Fund, Inc.	1,149	11,053
BlackRock MuniYield Quality Fund III, Inc.	744	11,048
Gabelli Dividend & Income Trust	418	10,998
Aberdeen Total Dynamic Dividend Fund	1,081	10,994
Western Asset Managed Municipals Fund, Inc.	811	10,989
Wells Fargo Global Dividend Opportunity Fund[1]	1,901	10,988
Eaton Vance California Municipal Bond Fund	917	10,967
Source Capital, Inc.	240	10,925
Aberdeen Global Dynamic Dividend Fund	909	10,908
Nuveen Tax-Advantaged Total Return Strategy Fund	933	10,897
Tri-Continental Corp.	319	10,875
Sprott Focus Trust, Inc.	1,278	10,869
Nuveen Tax-Advantaged Dividend Growth Fund	676	10,863
Royce Value Trust, Inc.	570	10,813

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 15

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
Japan Smaller Capitalization Fund, Inc.	1,193	$10,761
New Germany Fund, Inc.	529	10,699
Clough Global Equity Fund[1]	723	10,672
First Trust Dynamic Europe Equity Income Fund	795	10,661
European Equity Fund, Inc.	931	10,595
Mexico Fund, Inc.*	582	8,864
Royce Global Value Trust, Inc.	588	8,808
Mexico Equity & Income Fund, Inc.*	344	4,138
Total Closed-End Funds
(Cost $5,166,735)		5,703,429

	Face Amount
U.S. TREASURY BILLS†† - 22.3%
U.S. Treasury Bills
0.01% due 08/19/21[3,4]	$9,370,000	9,369,423
0.01% due 08/03/21[4,5]	6,747,000	6,746,713
0.03% due 08/03/21[4]	60,000	59,997
Total U.S. Treasury Bills
(Cost $16,176,809)		16,176,133

REPURCHASE AGREEMENTS††,6 - 5.1%
J.P. Morgan Securities LLC issued 06/30/21 at 0.05% due 07/01/21	2,091,575	2,091,575
Barclays Capital, Inc. issued 06/30/21 at 0.03% due 07/01/21	823,451	823,451

	Face Amount	Value
BofA Securities, Inc. issued 06/30/21 at 0.04% due 07/01/21	807,305	807,305
Total Repurchase Agreements
(Cost $3,722,331)		3,722,331

	Shares
SECURITIES LENDING COLLATERAL†,7 - 0.6%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[8]	437,197	437,197
Total Securities Lending Collateral
(Cost $437,197)		437,197

Total Investments - 96.6%
(Cost $67,679,874)		69,940,950

COMMON STOCKS SOLD SHORT† - (19.4)%
Consumer, Cyclical - (0.6)%
Herman Miller, Inc.	8,666	(408,515)

Industrial - (1.4)%
II-VI, Inc.*	2,149	(155,996)
Canadian National Railway Co.	2,545	(268,549)
Middleby Corp.*	3,567	(618,018)
Total Industrial		(1,042,563)

Consumer, Non-cyclical - (4.6)%
Performance Food Group Co.*	4,394	(213,065)
ICON plc*	2,127	(439,672)
AstraZeneca plc ADR	19,027	(1,139,717)
S&P Global, Inc.	3,715	(1,524,822)
Total Consumer, Non-cyclical		(3,317,276)

Technology - (4.9)%
salesforce.com, Inc.*	2,392	(584,294)
Analog Devices, Inc.	8,351	(1,437,708)

16 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
Advanced Micro Devices, Inc.*	15,928	$(1,496,117)
Total Technology		(3,518,119)

Financial - (7.9)%
Webster Financial Corp.	1,096	(58,461)
SVB Financial Group*	709	(394,509)
New York Community Bancorp, Inc.	37,561	(413,922)
Realty Income Corp.	7,792	(520,038)
First Citizens BancShares, Inc. — Class A	656	(546,277)
Apollo Global Management, Inc.	12,654	(787,079)
Kimco Realty Corp.	39,128	(815,819)
M&T Bank Corp.	5,710	(829,720)
Aon plc — Class A	5,805	(1,386,002)
Total Financial		(5,751,827)

Total Common Stocks Sold Short
(Proceeds $12,670,140)		(14,038,300)

MASTER LIMITED PARTNERSHIPS SOLD SHORT† - (0.4)%
Energy - (0.4)%
Energy Transfer, LP	27,760	(295,089)
Total Master Limited Partnerships Sold Short
(Proceeds $224,325)		(295,089)

EXCHANGE-TRADED FUNDS SOLD SHORT† - (7.8)%
iShares Mortgage Real Estate ETF	147	(5,457)
VanEck Vectors Gold Miners ETF	242	(8,223)
iShares Core High Dividend ETF	153	(14,769)
VanEck Vectors High Yield Muni ETF	464	(29,515)
iShares Russell 1000 Growth ETF	136	(36,921)
Health Care Select Sector SPDR Fund	303	(38,163)
iShares U.S. Real Estate ETF	429	(43,733)
iShares 7-10 Year Treasury Bond ETF	393	(45,388)
Energy Select Sector SPDR Fund	914	(49,237)
iShares iBoxx $ Investment Grade Corporate Bond ETF	440	(59,118)
iShares Agency Bond ETF	524	(62,031)
iShares Russell 1000 Value ETF	402	(63,765)
SPDR Bloomberg Barclays Convertible Securities ETF	809	(70,165)
iShares TIPS Bond ETF	843	(107,913)
iShares Russell 2000 Index ETF	677	(155,283)
iShares MSCI EAFE ETF	3,771	(297,456)
Schwab U.S. Aggregate Bond ETF	5,519	(301,337)
iShares Floating Rate Bond ETF	6,484	(329,517)
SPDR S&P 500 ETF Trust	899	(384,826)
SPDR Nuveen Bloomberg Barclays Municipal Bond ETF	11,377	(592,855)
iShares National Muni Bond ETF	5,387	(631,357)
iShares iBoxx High Yield Corporate Bond ETF	11,343	(998,638)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 17

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
Invesco Senior Loan ETF	60,947	$(1,349,976)
Total Exchange-Traded Funds Sold Short
(Proceeds $5,559,325)		(5,675,643)

Total Securities Sold Short - (27.6)%
(Proceeds $18,453,790)		$(20,009,032)
Other Assets & Liabilities, net - 31.0%		22,435,041
Total Net Assets - 100.0%		$72,366,959

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Commodity Futures Contracts Purchased†
Sugar #11 Futures Contracts	253	Apr 2022	$4,870,958	$152,144
Natural Gas Futures Contracts	27	Jul 2021	1,011,420	134,072
Gasoline RBOB Futures Contracts	40	Sep 2021	3,523,800	93,743
Live Cattle Futures Contracts	72	Aug 2021	3,540,240	60,797
Corn Futures Contracts	26	Sep 2021	779,025	57,467
Sugar #11 Futures Contracts	56	Sep 2021	1,122,688	47,670
Natural Gas Futures Contracts	9	Aug 2021	334,440	43,777
WTI Crude Futures Contracts	16	Jul 2021	1,176,480	37,689
Brent Crude Futures Contracts	18	Jul 2021	1,343,520	36,330
Low Sulphur Gas Oil Futures Contracts	26	Aug 2021	1,561,300	25,182
Soybean Oil Futures Contracts	18	Dec 2021	673,056	10,917
LME Lead Futures Contracts	5	Aug 2021	283,625	9,204
LME Primary Aluminum Futures Contracts	4	Aug 2021	252,235	6,768
LME Nickel Futures Contracts	1	Aug 2021	109,248	464
NY Harbor ULSD Futures Contracts	16	Jul 2021	1,430,083	(870)
Cotton #2 Futures Contracts	4	Dec 2021	170,000	(1,913)
LME Zinc Futures Contracts	2	Aug 2021	148,663	(2,031)
Silver Futures Contracts	2	Sep 2021	262,450	(7,191)
Copper Futures Contracts	2	Sep 2021	214,375	(12,506)
Lean Hogs Futures Contracts	5	Aug 2021	207,200	(30,315)
Corn Futures Contracts	126	Dec 2021	3,707,550	(94,828)
			$26,722,356	$566,570
Interest Rate Futures Contracts Purchased†
Euro - BTP Italian Government Bond Futures Contracts††	132	Sep 2021	$23,709,893	$152,988
Euro - OATS Futures Contracts†	203	Sep 2021	38,268,992	128,512
Euro - Bund Futures Contracts	18	Sep 2021	3,684,128	16,425
			$65,663,013	$297,925

18 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MULTI-HEDGE STRATEGIES FUND

Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Equity Futures Contracts Purchased†
S&P/TSX 60 IX Index Futures Contracts	3	Sep 2021	$582,257	$7,883
Amsterdam Index Futures Contracts	2	Jul 2021	347,307	2,133
SPI 200 Index Futures Contracts	5	Sep 2021	676,654	1,875
DAX Index Futures Contracts	1	Sep 2021	461,210	729
FTSE 100 Index Futures Contracts	4	Sep 2021	386,798	443
Euro STOXX 50 Index Futures Contracts	7	Sep 2021	337,171	388
Tokyo Stock Price Index Futures Contracts	2	Sep 2021	349,648	221
S&P 500 Index Mini Futures Contracts	2	Sep 2021	428,650	(139)
NASDAQ-100 Index Mini Futures Contracts	2	Sep 2021	581,740	(162)
Russell 2000 Index Mini Futures Contracts	3	Sep 2021	345,870	(272)
Nikkei 225 (OSE) Index Futures Contracts	1	Sep 2021	258,906	(707)
OMX Stockholm 30 Index Futures Contracts	11	Jul 2021	291,078	(2,002)
CAC 40 10 Euro Index Futures Contracts	5	Jul 2021	387,129	(3,027)
FTSE MIB Index Futures Contracts††	3	Sep 2021	446,263	(8,189)
IBEX 35 Index Futures Contracts††	3	Jul 2021	313,392	(10,774)
CBOE Volatility Index Futures Contracts	179	Jul 2021	3,204,100	(194,403)
			$9,398,173	$(206,003)
Currency Futures Contracts Purchased†
New Zealand Dollar Futures Contracts	33	Sep 2021	$2,305,710	$(21,479)
Japanese Yen Futures Contracts	96	Sep 2021	10,809,000	(126,523)
British Pound Futures Contracts	128	Sep 2021	11,068,000	(176,588)
Canadian Dollar Futures Contracts	150	Sep 2021	12,098,250	(189,587)
Euro FX Futures Contracts	88	Sep 2021	13,064,150	(326,539)
			$49,345,110	$(840,716)
Currency Futures Contracts Sold Short†
Swiss Franc Futures Contracts	291	Sep 2021	$39,386,850	$1,211,012
Australian Dollar Futures Contracts	97	Sep 2021	7,275,970	207,710
			$46,662,820	$1,418,722
Equity Futures Contracts Sold Short†
CBOE Volatility Index Futures Contracts	199	Sep 2021	$4,179,000	$209,347
CBOE Volatility Index Futures Contracts	113	Oct 2021	2,471,310	136,017
CBOE Volatility Index Futures Contracts	18	Aug 2021	356,400	(5)
			$7,006,710	$345,359
Interest Rate Futures Contracts Sold Short†
Canadian Government 10 Year Bond Futures Contracts††	120	Sep 2021	$14,081,252	$8,356
Euro - 30 year Bond Futures Contracts	6	Sep 2021	1,444,555	1,880
U.S. Treasury Long Bond Futures Contracts	6	Sep 2021	963,375	980
U.S. Treasury Ultra Long Bond Futures Contracts	3	Sep 2021	577,594	416
Australian Government 10 Year Bond Futures Contracts	19	Sep 2021	2,012,712	(2,525)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 19

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MULTI-HEDGE STRATEGIES FUND

Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Interest Rate Futures Contracts Sold Short† (continued)
U.S. Treasury 10 Year Note Futures Contracts	202	Sep 2021	$26,749,219	$(13,002)
Long Gilt Futures Contracts††	215	Sep 2021	38,071,337	(111,051)
			$83,900,044	$(114,946)
Commodity Futures Contracts Sold Short†
Corn Futures Contracts	133	Mar 2022	$3,960,075	$134,289
Cattle Feeder Futures Contracts	23	Aug 2021	1,778,475	66,092
Wheat Futures Contracts	22	Sep 2021	748,275	8,872
Gold 100 oz. Futures Contracts	1	Aug 2021	177,050	1,247
Cocoa Futures Contracts	11	Sep 2021	262,790	(58)
Coffee ‘C’ Futures Contracts	10	Sep 2021	600,375	(2,750)
Live Cattle Futures Contracts	58	Oct 2021	2,977,720	(4,819)
Soybean Futures Contracts	14	Nov 2021	975,275	(9,080)
Hard Red Winter Wheat Futures Contracts	21	Sep 2021	692,475	(13,126)
Natural Gas Futures Contracts	10	Sep 2021	371,000	(43,326)
Soybean Meal Futures Contracts	30	Dec 2021	1,140,000	(48,990)
Live Cattle Futures Contracts	40	Dec 2021	2,112,400	(55,073)
Gasoline RBOB Futures Contracts	20	Jul 2021	1,882,524	(64,198)
Sugar #11 Futures Contracts	203	Feb 2022	4,112,942	(160,934)
			$21,791,376	$(191,854)

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation
OTC Custom Basket Swap Agreements††
Morgan Stanley Capital Services LLC	MS Equity Market Neutral Custom Basket	0.50% (Federal Funds Rate + 0.40%)	At Maturity	08/31/23	$19,149,158	$1,513,525
Goldman Sachs International	GS Equity Market Neutral Custom Basket	0.55% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	19,201,736	1,467,116
Morgan Stanley Capital Services LLC	MS Long/Short Equity Custom Basket	0.50% (Federal Funds Rate + 0.40%)	At Maturity	08/31/23	14,794,591	1,006,561
Goldman Sachs International	GS Long/Short Equity Custom Basket	0.55% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	14,794,591	995,949
					$67,940,076	$4,983,151

20 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MULTI-HEDGE STRATEGIES FUND

Custom Basket Swap Agreements (continued)
Counterparty	Reference Obligation	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Depreciation
OTC Custom Basket Swap Agreements Sold Short††
Morgan Stanley Capital Services LLC	MS Long/Short Equity Custom Basket	(0.20%) (Federal Funds Rate - 0.30%)	At Maturity	08/31/23	$9,467,433	$(265,574)
Goldman Sachs International	GS Long/Short Equity Custom Basket	(0.10%) (Federal Funds Rate - 0.20%)	At Maturity	05/06/24	9,779,481	(287,555)
Morgan Stanley Capital Services LLC	MS Equity Market Neutral Custom Basket	(0.20%) (Federal Funds Rate - 0.30%)	At Maturity	08/31/23	19,318,093	(1,032,026)
Goldman Sachs International	GS Equity Market Neutral Custom Basket	(0.10%) (Federal Funds Rate - 0.20%)	At Maturity	05/06/24	19,293,782	(1,045,272)
					$57,858,789	$(2,630,427)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation
MS EQUITY MARKET NEUTRAL LONG CUSTOM BASKET
Financial
Extra Space Storage, Inc.	5,419	4.61%	$179,169
Sun Communities, Inc.	3,817	3.42%	112,304
Regency Centers Corp.	13,854	4.64%	104,696
Public Storage	2,087	3.28%	100,027
AvalonBay Communities, Inc.	3,989	4.35%	95,465
Innovative Industrial Properties, Inc.	1,029	1.03%	83,808
Ventas, Inc.	9,837	2.93%	72,819
Welltower, Inc.	5,810	2.52%	71,939
Equity Residential	8,787	3.53%	67,773
Terreno Realty Corp.	5,579	1.88%	57,249
	Shares	Percentage Notional Amount	Value and Unrealized Appreciation
American Assets Trust, Inc.	12,248	2.39%	$57,128
Gaming and Leisure Properties, Inc.	11,980	2.90%	51,034
VICI Properties, Inc.	14,006	2.27%	47,688
Boston Properties, Inc.	4,282	2.56%	44,281
Brixmor Property Group, Inc.	28,403	3.40%	43,982
Ryman Hospitality Properties, Inc.	8,428	3.48%	39,726
MGM Growth Properties LLC — Class A	17,714	3.39%	38,435
Alexandria Real Estate Equities, Inc.	2,561	2.43%	38,325
Healthpeak Properties, Inc.	14,253	2.48%	36,708

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 21

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Invitation Homes, Inc.	5,991	1.17%	$31,169
NETSTREIT Corp.	5,735	0.69%	27,953
Hudson Pacific Properties, Inc.	23,866	3.47%	27,312
Prologis, Inc.	2,084	1.30%	24,678
Empire State Realty Trust, Inc. — Class A	36,154	2.27%	23,553
Acadia Realty Trust	29,906	3.43%	20,795
Agree Realty Corp.	8,727	3.21%	20,400
Highwoods Properties, Inc.	5,056	1.19%	18,523
Jones Lang LaSalle, Inc.	1,701	1.74%	8,833
American Campus Communities, Inc.	9,322	2.27%	6,655
Americold Realty Trust	10,967	2.17%	4,436
CyrusOne, Inc.	8,100	3.03%	2,478
Xenia Hotels & Resorts, Inc.	34,858	3.41%	(1,020)
Four Corners Property Trust, Inc.	18,064	2.60%	(5,446)
CareTrust REIT, Inc.	21,741	2.64%	(5,799)
Medical Properties Trust, Inc.	14,119	1.48%	(16,667)
Total Financial			1,530,409

Consumer, Cyclical
Lennar Corp. — Class A	3,354	1.74%	5,957
PulteGroup, Inc.	6,081	1.73%	4,565
Hilton Grand Vacations, Inc.	6,982	1.51%	(2,528)
	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Marriott Vacations Worldwide Corp.	1,761	1.46%	$(24,878)
Total Consumer, Cyclical			(16,884)
Total MS Equity Market Neutral Long Custom Basket			$1,513,525

MS EQUITY MARKET NEUTRAL SHORT CUSTOM BASKET
Financial
Equity Commonwealth	23,503	(3.20)%	$35,188
LTC Properties, Inc.	14,115	(2.81)%	29,595
American Finance Trust, Inc.	13,269	(0.58)%	16,124
Healthcare Trust of America, Inc. — Class A	13,099	(1.81)%	14,777
National Health Investors, Inc.	4,104	(1.42)%	10,250
Urban Edge Properties	22,035	(2.18)%	7,988
Realty Income Corp.	15,848	(5.48)%	5,720
RLJ Lodging Trust	20,821	(1.64)%	1,914
Healthcare Realty Trust, Inc.	13,202	(2.06)%	1,883
Sunstone Hotel Investors, Inc.	31,494	(2.02)%	1,711
Easterly Government Properties, Inc.	12,160	(1.33)%	(664)
Omega Healthcare Investors, Inc.	22,132	(4.16)%	(804)
Apple Hospitality REIT, Inc.	27,003	(2.13)%	(5,504)
Corporate Office Properties Trust	14,387	(2.08)%	(18,608)
Cousins Properties, Inc.	15,377	(2.93)%	(18,995)

22 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Depreciation
Digital Realty Trust, Inc.	2,793	(2.18)%	$(19,316)
Industrial Logistics Properties Trust	8,888	(1.20)%	(20,787)
Camden Property Trust	1,785	(1.23)%	(21,441)
Washington Real Estate Investment Trust	19,092	(2.27)%	(23,440)
Office Properties Income Trust	15,885	(2.41)%	(28,576)
SITE Centers Corp.	33,706	(2.63)%	(35,719)
Retail Opportunity Investments Corp.	25,456	(2.33)%	(37,050)
STORE Capital Corp.	24,871	(4.44)%	(38,018)
Apartment Income REIT Corp.	14,238	(3.50)%	(38,835)
STAG Industrial, Inc.	11,602	(2.25)%	(39,317)
Federal Realty Investment Trust	3,913	(2.37)%	(42,264)
SL Green Realty Corp.	4,754	(1.97)%	(65,891)
Retail Properties of America, Inc. — Class A	36,321	(2.15)%	(67,206)
Essential Properties Realty Trust, Inc.	24,179	(3.38)%	(71,655)
Independence Realty Trust, Inc.	32,135	(3.03)%	(82,187)
Life Storage, Inc.	6,109	(3.39)%	(111,270)
	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Mid-America Apartment Communities, Inc.	5,330	(4.65)%	$(117,863)
CubeSmart	18,034	(4.32)%	(134,219)
Total Financial			(914,479)

Consumer, Cyclical
Hyatt Hotels Corp. — Class A	5,271	(2.12)%	823

Exchange-Traded Funds
Vanguard Real Estate ETF	23,442	(12.35)%	(118,370)
Total MS Equity Market Neutral Short Custom Basket			$(1,032,026)

GS EQUITY MARKET NEUTRAL LONG CUSTOM BASKET
Financial
Extra Space Storage, Inc.	5,419	4.61%	$180,725
Regency Centers Corp.	13,854	4.62%	105,150
Public Storage	2,087	3.27%	101,339
AvalonBay Communities, Inc.	3,989	4.34%	95,495
Innovative Industrial Properties, Inc.	1,029	1.02%	84,661
Sun Communities, Inc.	3,817	3.41%	80,746
Ventas, Inc.	9,837	2.93%	73,939
Welltower, Inc.	5,810	2.51%	72,373
Equity Residential	8,787	3.52%	67,643
American Assets Trust, Inc.	12,248	2.38%	57,471
Gaming and Leisure Properties, Inc.	11,980	2.89%	50,831
VICI Properties, Inc.	14,006	2.26%	47,534

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 23

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Terreno Realty Corp.	5,579	1.87%	$45,499
Brixmor Property Group, Inc.	28,403	3.39%	45,478
Boston Properties, Inc.	4,282	2.56%	44,340
Ryman Hospitality Properties, Inc.	8,428	3.47%	41,366
MGM Growth Properties LLC — Class A	17,714	3.38%	38,658
Alexandria Real Estate Equities, Inc.	2,561	2.43%	38,555
Invitation Homes, Inc.	5,991	1.16%	31,153
Hudson Pacific Properties, Inc.	23,866	3.46%	28,038
NETSTREIT Corp.	5,735	0.69%	27,796
Prologis, Inc.	2,084	1.30%	24,587
Healthpeak Properties, Inc.	14,253	2.47%	24,168
Acadia Realty Trust	29,906	3.42%	21,332
Empire State Realty Trust, Inc. — Class A	36,154	2.26%	20,586
Agree Realty Corp.	8,727	3.20%	19,267
Highwoods Properties, Inc.	5,056	1.19%	18,430
Jones Lang LaSalle, Inc.	1,701	1.73%	9,884
American Campus Communities, Inc.	9,322	2.27%	4,755
Americold Realty Trust	10,967	2.16%	4,517
CyrusOne, Inc.	8,100	3.02%	3,069
Xenia Hotels & Resorts, Inc.	34,858	3.40%	(2,477)
	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
CareTrust REIT, Inc.	21,741	2.63%	$(3,440)
Four Corners Property Trust, Inc.	19,968	2.87%	(4,570)
Medical Properties Trust, Inc.	14,119	1.48%	(16,694)
Total Financial			1,482,204

Consumer, Cyclical
Lennar Corp. — Class A	3,354	1.74%	6,282
PulteGroup, Inc.	6,081	1.73%	4,780
Hilton Grand Vacations, Inc.	6,982	1.50%	(2,148)
Marriott Vacations Worldwide Corp.	1,761	1.46%	(24,002)
Total Consumer, Cyclical			(15,088)
Total GS Equity Market Neutral Long Custom Basket			$1,467,116

GS EQUITY MARKET NEUTRAL SHORT CUSTOM BASKET
Financial
Equity Commonwealth	23,503	(3.17)%	$33,904
LTC Properties, Inc.	14,115	(2.81)%	29,098
American Finance Trust, Inc.	13,269	(0.58)%	16,279
Healthcare Trust of America, Inc. — Class A	13,099	(1.81)%	14,227
National Health Investors, Inc.	4,104	(1.43)%	9,752
Urban Edge Properties	22,035	(2.18)%	8,369
Realty Income Corp.	15,848	(5.48)%	2,134
RLJ Lodging Trust	20,821	(1.64)%	2,111

24 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Omega Healthcare Investors, Inc.	22,132	(4.16)%	$1,431
Sunstone Hotel Investors, Inc.	31,494	(2.03)%	863
Healthcare Realty Trust, Inc.	13,202	(2.07)%	622
Easterly Government Properties, Inc.	12,160	(1.33)%	(971)
Apple Hospitality REIT, Inc.	27,003	(2.14)%	(6,424)
Cousins Properties, Inc.	15,377	(2.93)%	(18,907)
Corporate Office Properties Trust	14,387	(2.09)%	(19,638)
Digital Realty Trust, Inc.	2,793	(2.18)%	(19,811)
Industrial Logistics Properties Trust	8,888	(1.20)%	(21,025)
Camden Property Trust	1,785	(1.23)%	(21,359)
Washington Real Estate Investment Trust	19,092	(2.28)%	(24,769)
Office Properties Income Trust	15,885	(2.41)%	(26,454)
SITE Centers Corp.	33,706	(2.63)%	(36,744)
Retail Opportunity Investments Corp.	25,456	(2.33)%	(37,520)
STORE Capital Corp.	24,871	(4.45)%	(38,810)
Apartment Income REIT Corp.	14,238	(3.50)%	(39,289)
	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
STAG Industrial, Inc.	11,602	(2.25)%	$(40,163)
Federal Realty Investment Trust	3,913	(2.38)%	(42,766)
SL Green Realty Corp.	4,450	(1.85)%	(61,002)
Retail Properties of America, Inc. — Class A	36,321	(2.16)%	(67,458)
Essential Properties Realty Trust, Inc.	24,179	(3.39)%	(73,583)
Independence Realty Trust, Inc.	32,135	(3.04)%	(78,063)
Life Storage, Inc.	6,109	(3.40)%	(112,777)
Mid-America Apartment Communities, Inc.	5,330	(4.65)%	(118,928)
CubeSmart	18,034	(4.33)%	(136,282)
Total Financial			(923,953)

Consumer, Cyclical
Hyatt Hotels Corp. — Class A	5,271	(2.12)%	57

Exchange-Traded Funds
Vanguard Real Estate ETF	23,442	(12.37)%	(121,376)
Total GS Equity Market Neutral Short Custom Basket			$(1,045,272)

MS LONG/SHORT EQUITY LONG CUSTOM BASKET
Utilities
UGI Corp.	2,840	0.88%	$29,109
Public Service Enterprise Group, Inc.	2,192	0.89%	9,939
Southern Co.	2,115	0.87%	4,793
IDACORP, Inc.	1,349	0.89%	3,820

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 25

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Pinnacle West Capital Corp.	967	0.54%	$2,827
Chesapeake Utilities Corp.	835	0.68%	127
Sempra Energy	592	0.53%	(382)
WEC Energy Group, Inc.	656	0.39%	(2,517)
American Water Works Company, Inc.	503	0.52%	(2,793)
DTE Energy Co.	978	0.86%	(2,821)
MGE Energy, Inc.	1,651	0.83%	(2,861)
National Fuel Gas Co.	1,108	0.39%	(3,140)
CMS Energy Corp.	2,243	0.90%	(3,236)
American States Water Co.	1,526	0.82%	(3,726)
Portland General Electric Co.	950	0.30%	(4,694)
Avista Corp.	1,689	0.49%	(5,242)
New Jersey Resources Corp.	2,365	0.63%	(10,349)
Total Utilities			8,854

Consumer, Non-cyclical
Molson Coors Beverage Co. — Class B	1,712	0.62%	30,451
McKesson Corp.	531	0.69%	28,741
United Therapeutics Corp.	423	0.51%	22,816
H&R Block, Inc.	2,313	0.37%	16,313
Johnson & Johnson	740	0.82%	16,021
Amgen, Inc.	477	0.79%	12,613
Prestige Consumer Healthcare, Inc.	1,187	0.42%	12,492
	Shares	Percentage Notional Amount	Value and Unrealized Appreciation
Regeneron Pharmaceuticals, Inc.	158	0.60%	$10,510
Gilead Sciences, Inc.	2,100	0.98%	9,702
Laboratory Corporation of America Holdings	119	0.22%	9,113
Pfizer, Inc.	2,089	0.55%	8,886
Thermo Fisher Scientific, Inc.	173	0.59%	7,025
Bio-Rad Laboratories, Inc. — Class A	151	0.66%	6,703
Vector Group Ltd.	2,707	0.26%	6,573
Bristol-Myers Squibb Co.	2,005	0.91%	6,413
Hill-Rom Holdings, Inc.	350	0.27%	5,979
Hershey Co.	377	0.44%	4,463
Vanda Pharmaceuticals, Inc.	1,841	0.27%	4,420
Quest Diagnostics, Inc.	324	0.29%	3,656
Innoviva, Inc.	3,405	0.31%	3,446
John B Sanfilippo & Son, Inc.	937	0.56%	3,219
Humana, Inc.	82	0.25%	3,181
PerkinElmer, Inc.	367	0.38%	2,947
Eagle Pharmaceuticals, Inc.	1,407	0.41%	2,853
Incyte Corp.	738	0.42%	2,586
Merck & Company, Inc.	1,774	0.93%	1,888
Vertex Pharmaceuticals, Inc.	243	0.33%	1,295
Blueprint Medicines Corp.	596	0.35%	1,120

26 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
PepsiCo, Inc.	211	0.21%	$306
Chemed Corp.	82	0.26%	(550)
Grand Canyon Education, Inc.	400	0.24%	(1,281)
Coherus Biosciences, Inc.	3,091	0.29%	(1,984)
Hologic, Inc.	1,146	0.52%	(2,251)
Exelixis, Inc.	1,818	0.22%	(8,618)
Total Consumer, Non-cyclical			231,047

Basic Materials
Ingevity Corp.	524	0.29%	(1,174)
NewMarket Corp.	191	0.42%	(2,670)
Commercial Metals Co.	1,390	0.29%	(3,340)
Reliance Steel & Aluminum Co.	471	0.48%	(10,356)
Total Basic Materials			(17,540)

Financial
Allstate Corp.	835	0.74%	27,523
Synchrony Financial	2,274	0.75%	22,367
Aflac, Inc.	2,090	0.76%	15,431
Berkshire Hathaway, Inc. — Class B	504	0.95%	14,986
Travelers Companies, Inc.	435	0.44%	13,659
Highwoods Properties, Inc.	2,444	0.75%	13,426
Mercury General Corp.	1,649	0.72%	7,383
Jefferies Financial Group, Inc.	2,211	0.51%	4,804
Progressive Corp.	777	0.52%	3,748
Western Union Co.	1,352	0.21%	3,087
Cboe Global Markets, Inc.	467	0.38%	2,585
	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Federated Hermes, Inc. — Class B	1,733	0.40%	$2,573
Houlihan Lokey, Inc.	720	0.40%	1,719
Marsh & McLennan Companies, Inc.	399	0.38%	919
Sabra Health Care REIT, Inc.	1,788	0.22%	684
OneMain Holdings, Inc.	731	0.30%	470
Interactive Brokers Group, Inc. — Class A	882	0.39%	415
Janus Henderson Group plc	1,353	0.35%	(280)
Arch Capital Group Ltd.	1,650	0.43%	(366)
Evercore, Inc. — Class A	475	0.45%	(480)
SEI Investments Co.	766	0.32%	(499)
RenaissanceRe Holdings Ltd.	333	0.33%	(630)
Brandywine Realty Trust	6,805	0.63%	(674)
Everest Re Group Ltd.	263	0.45%	(684)
Raymond James Financial, Inc.	829	0.73%	(706)
Markel Corp.	57	0.46%	(1,025)
Brighthouse Financial, Inc.	1,403	0.43%	(1,457)
Radian Group, Inc.	2,185	0.33%	(1,466)
Cincinnati Financial Corp.	355	0.28%	(1,806)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 27

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Stewart Information Services Corp.	727	0.28%	$(1,949)
Capital One Financial Corp.	371	0.39%	(2,006)
Artisan Partners Asset Management, Inc. — Class A	682	0.23%	(2,034)
MGIC Investment Corp.	2,506	0.23%	(2,103)
Affiliated Managers Group, Inc.	314	0.33%	(2,137)
First American Financial Corp.	675	0.28%	(2,344)
AMERISAFE, Inc.	959	0.39%	(2,472)
Enstar Group Ltd.	293	0.47%	(2,528)
Safety Insurance Group, Inc.	1,213	0.64%	(2,816)
Hanover Insurance Group, Inc.	871	0.80%	(3,270)
Discover Financial Services	664	0.53%	(3,515)
Essent Group Ltd.	1,328	0.40%	(3,546)
Lexington Realty Trust	3,538	0.29%	(3,614)
BankUnited, Inc.	1,186	0.34%	(4,165)
Old Republic International Corp.	3,932	0.66%	(5,535)
Healthcare Realty Trust, Inc.	2,950	0.60%	(5,793)
Associated Banc-Corp.	3,173	0.44%	(5,816)
Total Financial			70,063

Technology
Kulicke & Soffa Industries, Inc.	841	0.35%	30,695
	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Seagate Technology Holdings plc	740	0.44%	$28,311
NetApp, Inc.	599	0.33%	23,865
HP, Inc.	2,169	0.44%	20,728
Texas Instruments, Inc.	471	0.61%	15,769
Rambus, Inc.	3,678	0.59%	14,123
CDK Global, Inc.	1,364	0.46%	11,089
International Business Machines Corp.	344	0.34%	8,865
Cirrus Logic, Inc.	736	0.42%	8,695
Cerner Corp.	806	0.43%	7,330
Intel Corp.	766	0.29%	6,525
Dropbox, Inc. — Class A	1,048	0.21%	5,912
Microsoft Corp.	402	0.74%	5,639
Cadence Design Systems, Inc.	698	0.65%	5,472
CSG Systems International, Inc.	3,282	1.05%	5,073
Qorvo, Inc.	182	0.24%	4,546
Paychex, Inc.	319	0.23%	4,238
Synaptics, Inc.	226	0.24%	3,524
Broadcom, Inc.	111	0.36%	2,236
QUALCOMM, Inc.	231	0.22%	1,762
Lumentum Holdings, Inc.	545	0.30%	711
ExlService Holdings, Inc.	321	0.23%	413
Electronic Arts, Inc.	642	0.62%	(1,541)
Progress Software Corp.	1,206	0.38%	(1,932)
MAXIMUS, Inc.	409	0.24%	(2,246)
Activision Blizzard, Inc.	1,108	0.71%	(2,991)

28 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Take-Two Interactive Software, Inc.	339	0.41%	$(3,072)
Cognizant Technology Solutions Corp. — Class A	758	0.35%	(5,654)
Total Technology			198,085

Consumer, Cyclical
Gentherm, Inc.	883	0.42%	30,007
AutoZone, Inc.	103	1.04%	23,191
AutoNation, Inc.	620	0.40%	18,501
Brunswick Corp.	756	0.51%	17,079
Gentex Corp.	3,960	0.89%	15,196
Cummins, Inc.	352	0.58%	14,742
O’Reilly Automotive, Inc.	241	0.92%	13,350
MSC Industrial Direct Company, Inc. — Class A	810	0.49%	9,412
PulteGroup, Inc.	1,115	0.41%	9,156
Dolby Laboratories, Inc. — Class A	762	0.51%	8,037
Lennar Corp. — Class A	342	0.23%	7,443
Polaris, Inc.	372	0.34%	2,810
NVR, Inc.	8	0.27%	2,324
WW Grainger, Inc.	187	0.55%	2,202
Lowe’s Companies, Inc.	543	0.71%	1,974
Dick’s Sporting Goods, Inc.	336	0.23%	239
Best Buy Company, Inc.	559	0.43%	224
Allison Transmission Holdings, Inc.	2,218	0.60%	204
	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Carter’s, Inc.	579	0.40%	$(828)
Tri Pointe Homes, Inc.	1,550	0.22%	(1,011)
Whirlpool Corp.	239	0.35%	(1,713)
Meritage Homes Corp.	410	0.26%	(1,798)
Murphy USA, Inc.	433	0.39%	(2,409)
Yum! Brands, Inc.	972	0.76%	(4,398)
Total Consumer, Cyclical			163,934

Industrial
Oshkosh Corp.	673	0.57%	28,743
Owens Corning	599	0.40%	22,992
Snap-on, Inc.	308	0.47%	22,758
AGCO Corp.	319	0.28%	21,734
Waters Corp.	153	0.36%	20,660
Acuity Brands, Inc.	235	0.30%	20,539
Vishay Intertechnology, Inc.	4,304	0.66%	20,274
Timken Co.	732	0.40%	18,935
Lincoln Electric Holdings, Inc.	338	0.30%	13,092
Mettler-Toledo International, Inc.	58	0.54%	11,258
Northrop Grumman Corp.	177	0.43%	10,974
3M Co.	353	0.47%	10,870
Lennox International, Inc.	126	0.30%	9,142
Agilent Technologies, Inc.	379	0.38%	7,445
Sealed Air Corp.	709	0.28%	7,088
Toro Co.	1,469	1.09%	5,989
Donaldson Company, Inc.	2,023	0.87%	4,880
Sturm Ruger & Company, Inc.	401	0.24%	4,406

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 29

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
OSI Systems, Inc.	916	0.63%	$3,313
Masco Corp.	1,172	0.47%	2,684
Watts Water Technologies, Inc. — Class A	726	0.72%	2,430
Keysight Technologies, Inc.	254	0.27%	1,843
Parker-Hannifin Corp.	191	0.40%	1,628
Carlisle Companies, Inc.	249	0.32%	617
Huntington Ingalls Industries, Inc.	223	0.32%	396
Garmin Ltd.	726	0.71%	231
Fortive Corp.	767	0.36%	(417)
Sanmina Corp.	1,010	0.27%	(963)
Louisiana-Pacific Corp.	910	0.37%	(1,035)
Worthington Industries, Inc.	588	0.24%	(2,244)
Boise Cascade Co.	744	0.29%	(2,721)
Hillenbrand, Inc.	952	0.28%	(5,449)
Eagle Materials, Inc.	717	0.69%	(6,166)
MDU Resources Group, Inc.	4,084	0.87%	(8,453)
Total Industrial			247,473

Communications
Viavi Solutions, Inc.	7,728	0.92%	37,841
Cisco Systems, Inc.	1,818	0.65%	22,015
VeriSign, Inc.	658	1.01%	17,479
Motorola Solutions, Inc.	220	0.32%	13,477
Omnicom Group, Inc.	1,616	0.87%	12,992
	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Juniper Networks, Inc.	2,315	0.43%	$11,604
Ciena Corp.	704	0.27%	8,778
InterDigital, Inc.	708	0.35%	1,967
Verizon Communications, Inc.	2,176	0.82%	712
Cogent Communications Holdings, Inc.	874	0.45%	259
Alphabet, Inc. — Class C	61	1.03%	12
Yelp, Inc. — Class A	857	0.23%	(428)
Fox Corp. — Class A	1,007	0.25%	(701)
F5 Networks, Inc.	220	0.28%	(1,112)
TEGNA, Inc.	3,260	0.41%	(1,167)
Nexstar Media Group, Inc. — Class A	284	0.28%	(1,807)
World Wrestling Entertainment, Inc. — Class A	688	0.27%	(2,857)
Telephone & Data Systems, Inc.	2,649	0.41%	(3,898)
Total Communications			115,166

Energy
Antero Midstream Corp.	3,683	0.26%	(675)
Kinder Morgan, Inc.	3,135	0.39%	(2,939)
Williams Companies, Inc.	2,365	0.42%	(2,965)
Equitrans Midstream Corp.	3,491	0.20%	(3,942)
Total Energy			(10,521)
Total MS Long/Short Equity Long Custom Basket			$1,006,561

30 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MS LONG/SHORT EQUITY SHORT CUSTOM BASKET
Consumer, Cyclical
JetBlue Airways Corp.	4,570	(0.83)%	$8,420
United Airlines Holdings, Inc.	1,795	(1.01)%	7,889
Delta Air Lines, Inc.	2,921	(1.33)%	5,193
IAA, Inc.	1,068	(0.62)%	4,977
Marriott International, Inc. — Class A	295	(0.43)%	2,007
Freshpet, Inc.	413	(0.71)%	1,783
Hilton Worldwide Holdings, Inc.	377	(0.48)%	1,187
Alaska Air Group, Inc.	1,586	(1.01)%	(194)
Southwest Airlines Co.	2,351	(1.32)%	(5,360)
Copart, Inc.	828	(1.15)%	(16,307)
Total Consumer, Cyclical			9,595

Energy
Baker Hughes Co.	2,294	(0.55)%	6,852
Schlumberger N.V.	4,465	(1.51)%	5,496
Phillips 66	598	(0.54)%	(2,723)
Pioneer Natural Resources Co.	957	(1.64)%	(4,492)
NOV, Inc.	2,597	(0.42)%	(5,319)
Hess Corp.	806	(0.74)%	(13,203)
ChampionX Corp.	3,096	(0.84)%	(19,706)
Halliburton Co.	6,524	(1.59)%	(26,989)
Ovintiv, Inc.	3,117	(1.04)%	(31,910)
Total Energy			(91,994)

Industrial
Ball Corp.	690	(0.59)%	8,878
Jacobs Engineering Group, Inc.	1,105	(1.56)%	7,264
Stericycle, Inc.	1,890	(1.43)%	4,976
	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
XPO Logistics, Inc.	493	(0.73)%	$4,279
Norfolk Southern Corp.	501	(1.40)%	3,174
Exponent, Inc.	397	(0.37)%	2,658
Tetra Tech, Inc.	433	(0.56)%	1,501
US Ecology, Inc.	1,270	(0.50)%	561
MSA Safety, Inc.	401	(0.70)%	146
FedEx Corp.	257	(0.81)%	(776)
Republic Services, Inc. — Class A	1,431	(1.66)%	(963)
Boeing Co.	286	(0.72)%	(1,173)
United Parcel Service, Inc. — Class B	231	(0.51)%	(1,304)
Raytheon Technologies Corp.	1,533	(1.38)%	(2,372)
TransDigm Group, Inc.	64	(0.44)%	(2,591)
Ingersoll Rand, Inc.	1,477	(0.76)%	(3,308)
Waste Management, Inc.	1,116	(1.65)%	(3,785)
Casella Waste Systems, Inc. — Class A	1,593	(1.07)%	(8,114)
Total Industrial			9,051

Technology
KBR, Inc.	2,413	(0.97)%	4,267
Leidos Holdings, Inc.	693	(0.74)%	3,651
Blackline, Inc.	200	(0.24)%	1,063
Clarivate plc	1,871	(0.54)%	251
Sailpoint Technologies Holdings, Inc.	448	(0.24)%	(1,275)
Twilio, Inc. — Class A	65	(0.27)%	(1,861)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 31

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Coupa Software, Inc.	192	(0.53)%	$(2,285)
Tyler Technologies, Inc.	49	(0.23)%	(2,659)
Ceridian HCM Holding, Inc.	511	(0.52)%	(4,069)
Smartsheet, Inc. — Class A	326	(0.25)%	(6,716)
HubSpot, Inc.	42	(0.26)%	(8,520)
Rapid7, Inc.	500	(0.50)%	(8,825)
Total Technology			(26,978)

Consumer, Non-cyclical
Verisk Analytics, Inc. — Class A	914	(1.69)%	10,088
Archer-Daniels-Midland Co.	1,782	(1.14)%	9,140
CoStar Group, Inc.	960	(0.84)%	2,837
ManpowerGroup, Inc.	679	(0.85)%	2,371
Cooper Companies, Inc.	84	(0.35)%	619
McCormick & Company, Inc.	1,018	(0.95)%	104
Brink’s Co.	564	(0.46)%	(363)
Alnylam Pharmaceuticals, Inc.	244	(0.44)%	(1,520)
Guardant Health, Inc.	419	(0.55)%	(1,558)
Rollins, Inc.	1,850	(0.67)%	(1,730)
Avalara, Inc.	154	(0.26)%	(3,962)
TransUnion	902	(1.05)%	(7,012)
Cintas Corp.	445	(1.80)%	(13,254)
Equifax, Inc.	352	(0.89)%	(22,760)
Total Consumer, Non-cyclical			(27,000)

Utilities
Atmos Energy Corp.	1,308	(1.33)%	6,954
Exelon Corp.	2,798	(1.31)%	6,598
	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Xcel Energy, Inc.	1,715	(1.19)%	$5,839
ONE Gas, Inc.	1,781	(1.39)%	5,814
Black Hills Corp.	904	(0.63)%	3,378
OGE Energy Corp.	2,087	(0.74)%	3,063
CenterPoint Energy, Inc.	1,733	(0.45)%	2,344
Edison International	2,352	(1.44)%	(87)
Total Utilities			33,903

Communications
Anaplan, Inc.	409	(0.23)%	1,494
Okta, Inc.	210	(0.54)%	(49)
Uber Technologies, Inc.	1,473	(0.78)%	(514)
Q2 Holdings, Inc.	719	(0.78)%	(3,454)
Liberty Broadband Corp. — Class C	453	(0.83)%	(9,447)
Zendesk, Inc.	335	(0.51)%	(9,499)
Total Communications			(21,469)

Financial
Lincoln National Corp.	1,181	(0.78)%	5,675
American International Group, Inc.	1,109	(0.56)%	4,878
U.S. Bancorp	2,304	(1.39)%	4,748
Alexandria Real Estate Equities, Inc.	439	(0.84)%	4,714
Truist Financial Corp.	1,858	(1.09)%	4,666
JBG SMITH Properties	4,241	(1.41)%	4,441
Prudential Financial, Inc.	1,289	(1.40)%	3,943
CyrusOne, Inc.	778	(0.59)%	1,935
Bank of America Corp.	3,742	(1.63)%	1,926

32 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Comerica, Inc.	798	(0.60)%	$1,843
State Street Corp.	1,122	(0.98)%	1,624
Equitable Holdings, Inc.	1,969	(0.63)%	1,336
Mid-America Apartment Communities, Inc.	458	(0.81)%	1,188
Ryman Hospitality Properties, Inc.	496	(0.41)%	927
Wells Fargo & Co.	1,097	(0.52)%	244
Americold Realty Trust	2,785	(1.11)%	17
UDR, Inc.	2,693	(1.39)%	(25)
SBA Communications Corp.	124	(0.42)%	(221)
Crown Castle International Corp.	344	(0.71)%	(308)
Global Net Lease, Inc.	2,357	(0.46)%	(351)
Bank of New York Mellon Corp.	626	(0.34)%	(572)
Host Hotels & Resorts, Inc.	4,367	(0.79)%	(780)
Digital Realty Trust, Inc.	656	(1.04)%	(955)
Welltower, Inc.	761	(0.67)%	(2,970)
American Homes 4 Rent — Class A	1,178	(0.48)%	(3,756)
Federal Realty Investment Trust	395	(0.49)%	(4,188)
Healthpeak Properties, Inc.	3,902	(1.37)%	(4,206)
Invitation Homes, Inc.	1,871	(0.74)%	(5,181)
Charles Schwab Corp.	1,758	(1.35)%	(5,280)
Rayonier, Inc.	2,006	(0.76)%	(9,068)
	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Howard Hughes Corp.	610	(0.63)%	$(9,539)
Equinix, Inc.	143	(1.21)%	(10,291)
Loews Corp.	992	(0.57)%	(10,744)
American Tower Corp. — Class A	194	(0.55)%	(10,819)
Brookline Bancorp, Inc.	4,189	(0.66)%	(12,164)
Prologis, Inc.	810	(1.02)%	(14,279)
Sun Communities, Inc.	616	(1.12)%	(19,843)
Camden Property Trust	701	(0.98)%	(21,881)
Rexford Industrial Realty, Inc.	1,834	(1.10)%	(22,906)
First Republic Bank	814	(1.61)%	(28,719)
Total Financial			(154,941)

Basic Materials
Quaker Chemical Corp.	192	(0.48)%	4,329
Linde plc	108	(0.33)%	(70)
Total Basic Materials			4,259
Total MS Long/Short Equity Short Custom Basket			$(265,574)

GS LONG/SHORT EQUITY LONG CUSTOM BASKET
Utilities
UGI Corp.	2,840	0.88%	$29,033
Public Service Enterprise Group, Inc.	2,192	0.89%	9,963
Southern Co.	2,115	0.87%	4,594
IDACORP, Inc.	1,349	0.89%	3,971
Pinnacle West Capital Corp.	967	0.54%	2,734
Chesapeake Utilities Corp.	835	0.68%	(41)
Sempra Energy	592	0.53%	(375)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 33

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
WEC Energy Group, Inc.	656	0.39%	$(2,330)
DTE Energy Co.	978	0.86%	(2,536)
American Water Works Company, Inc.	503	0.52%	(2,720)
CMS Energy Corp.	2,243	0.90%	(2,874)
MGE Energy, Inc.	1,651	0.83%	(2,921)
National Fuel Gas Co.	1,108	0.39%	(3,117)
American States Water Co.	1,526	0.82%	(3,875)
Portland General Electric Co.	950	0.30%	(4,685)
Avista Corp.	1,689	0.49%	(5,282)
New Jersey Resources Corp.	2,365	0.63%	(10,185)
Total Utilities			9,354

Consumer, Non-cyclical
Molson Coors Beverage Co. — Class B	1,712	0.62%	30,393
McKesson Corp.	531	0.69%	24,656
United Therapeutics Corp.	423	0.51%	22,821
H&R Block, Inc.	2,313	0.37%	16,205
Johnson & Johnson	740	0.82%	15,546
Amgen, Inc.	477	0.79%	13,809
Prestige Consumer Healthcare, Inc.	1,187	0.42%	12,487
Regeneron Pharmaceuticals, Inc.	158	0.60%	10,501
Gilead Sciences, Inc.	2,100	0.98%	9,509
	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Laboratory Corporation of America Holdings	119	0.22%	$9,116
Pfizer, Inc.	2,089	0.55%	7,598
Thermo Fisher Scientific, Inc.	173	0.59%	7,089
Bio-Rad Laboratories, Inc. — Class A	151	0.66%	6,634
Vector Group Ltd.	2,707	0.26%	6,561
Bristol-Myers Squibb Co.	2,005	0.91%	6,447
Hill-Rom Holdings, Inc.	350	0.27%	5,946
Hershey Co.	377	0.44%	4,548
Vanda Pharmaceuticals, Inc.	1,841	0.27%	4,232
Quest Diagnostics, Inc.	324	0.29%	3,641
Innoviva, Inc.	3,405	0.31%	3,569
Humana, Inc.	82	0.25%	3,202
John B Sanfilippo & Son, Inc.	937	0.56%	3,162
PerkinElmer, Inc.	367	0.38%	2,967
Incyte Corp.	738	0.42%	2,572
Eagle Pharmaceuticals, Inc.	1,407	0.41%	2,328
Merck & Company, Inc.	1,774	0.93%	1,931
Vertex Pharmaceuticals, Inc.	243	0.33%	1,486
Blueprint Medicines Corp.	596	0.35%	1,152
PepsiCo, Inc.	211	0.21%	297
Chemed Corp.	82	0.26%	(472)
Grand Canyon Education, Inc.	400	0.24%	(1,266)

34 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Coherus Biosciences, Inc.	3,091	0.29%	$(1,909)
Hologic, Inc.	1,146	0.52%	(2,222)
Exelixis, Inc.	1,818	0.22%	(8,605)
Total Consumer, Non-cyclical			225,931

Basic Materials
Ingevity Corp.	524	0.29%	(1,192)
NewMarket Corp.	191	0.42%	(2,654)
Commercial Metals Co.	1,390	0.29%	(3,556)
Reliance Steel & Aluminum Co.	471	0.48%	(10,336)
Total Basic Materials			(17,738)

Financial
Allstate Corp.	835	0.74%	27,563
Synchrony Financial	2,274	0.75%	22,343
Aflac, Inc.	2,090	0.76%	15,393
Berkshire Hathaway, Inc. — Class B	504	0.95%	14,991
Travelers Companies, Inc.	435	0.44%	13,577
Highwoods Properties, Inc.	2,444	0.75%	13,379
Mercury General Corp.	1,649	0.72%	7,336
Jefferies Financial Group, Inc.	2,211	0.51%	4,589
Progressive Corp.	777	0.52%	3,782
Western Union Co.	1,352	0.21%	3,083
Federated Hermes, Inc. — Class B	1,733	0.40%	2,709
Cboe Global Markets, Inc.	467	0.38%	2,674
Houlihan Lokey, Inc.	720	0.40%	1,865
	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Marsh & McLennan Companies, Inc.	399	0.38%	$949
Sabra Health Care REIT, Inc.	1,788	0.22%	694
Interactive Brokers Group, Inc. — Class A	882	0.39%	369
OneMain Holdings, Inc.	731	0.30%	340
Janus Henderson Group plc	1,353	0.35%	(264)
Arch Capital Group Ltd.	1,650	0.43%	(404)
SEI Investments Co.	766	0.32%	(478)
Evercore, Inc. — Class A	475	0.45%	(512)
Brandywine Realty Trust	6,805	0.63%	(680)
RenaissanceRe Holdings Ltd.	333	0.33%	(693)
Everest Re Group Ltd.	263	0.45%	(702)
Raymond James Financial, Inc.	829	0.73%	(820)
Markel Corp.	57	0.46%	(1,101)
Brighthouse Financial, Inc.	1,403	0.43%	(1,535)
Radian Group, Inc.	2,185	0.33%	(1,584)
Cincinnati Financial Corp.	355	0.28%	(1,839)
Stewart Information Services Corp.	727	0.28%	(1,971)
Artisan Partners Asset Management, Inc. — Class A	682	0.23%	(2,031)
Capital One Financial Corp.	371	0.39%	(2,066)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 35

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Affiliated Managers Group, Inc.	314	0.33%	$(2,169)
MGIC Investment Corp.	2,506	0.23%	(2,232)
First American Financial Corp.	675	0.28%	(2,322)
AMERISAFE, Inc.	959	0.39%	(2,511)
Enstar Group Ltd.	293	0.47%	(2,567)
Safety Insurance Group, Inc.	1,213	0.64%	(2,787)
Hanover Insurance Group, Inc.	871	0.80%	(3,264)
Lexington Realty Trust	3,538	0.29%	(3,501)
Discover Financial Services	664	0.53%	(3,610)
Essent Group Ltd.	1,328	0.40%	(3,731)
BankUnited, Inc.	1,186	0.34%	(4,370)
Old Republic International Corp.	3,932	0.66%	(5,546)
Healthcare Realty Trust, Inc.	2,950	0.60%	(5,709)
Associated Banc-Corp.	3,173	0.44%	(5,949)
Total Financial			68,688

Technology
Kulicke & Soffa Industries, Inc.	841	0.35%	30,767
Seagate Technology Holdings plc	740	0.44%	28,321
NetApp, Inc.	599	0.33%	23,887
HP, Inc.	2,169	0.44%	20,751
Texas Instruments, Inc.	471	0.61%	15,824
Rambus, Inc.	3,678	0.59%	14,105
CDK Global, Inc.	1,364	0.46%	11,105
	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
International Business Machines Corp.	344	0.34%	$8,824
Cirrus Logic, Inc.	736	0.42%	8,748
Cerner Corp.	806	0.43%	7,348
Intel Corp.	766	0.29%	6,524
Dropbox, Inc. — Class A	1,048	0.21%	5,877
Cadence Design Systems, Inc.	698	0.65%	5,568
Microsoft Corp.	402	0.74%	5,487
CSG Systems International, Inc.	3,282	1.05%	4,830
Qorvo, Inc.	182	0.24%	4,541
Paychex, Inc.	319	0.23%	4,239
Synaptics, Inc.	226	0.24%	3,563
Broadcom, Inc.	111	0.36%	2,188
QUALCOMM, Inc.	231	0.22%	1,761
Lumentum Holdings, Inc.	545	0.30%	667
ExlService Holdings, Inc.	321	0.23%	361
Electronic Arts, Inc.	642	0.62%	(1,515)
Progress Software Corp.	1,206	0.38%	(1,834)
MAXIMUS, Inc.	409	0.24%	(2,280)
Take-Two Interactive Software, Inc.	339	0.41%	(3,006)
Activision Blizzard, Inc.	1,108	0.71%	(3,028)
Cognizant Technology Solutions Corp. — Class A	758	0.35%	(5,687)
Total Technology			197,936

Consumer, Cyclical
Gentherm, Inc.	883	0.42%	30,036

36 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
AutoZone, Inc.	103	1.04%	$23,284
AutoNation, Inc.	620	0.40%	18,429
Brunswick Corp.	756	0.51%	17,074
Gentex Corp.	3,960	0.89%	15,179
Cummins, Inc.	352	0.58%	14,765
O’Reilly Automotive, Inc.	241	0.92%	13,394
MSC Industrial Direct Company, Inc. — Class A	810	0.49%	9,377
PulteGroup, Inc.	1,115	0.41%	9,171
Dolby Laboratories, Inc. — Class A	762	0.51%	8,138
Lennar Corp. — Class A	342	0.23%	7,409
Polaris, Inc.	372	0.34%	2,833
WW Grainger, Inc.	187	0.55%	2,321
NVR, Inc.	8	0.27%	2,319
Lowe’s Companies, Inc.	543	0.71%	1,929
Best Buy Company, Inc.	559	0.43%	217
Dick’s Sporting Goods, Inc.	336	0.23%	199
Allison Transmission Holdings, Inc.	2,218	0.60%	18
Carter’s, Inc.	579	0.40%	(837)
Tri Pointe Homes, Inc.	1,550	0.22%	(1,069)
Whirlpool Corp.	239	0.35%	(1,691)
Meritage Homes Corp.	410	0.26%	(1,779)
Murphy USA, Inc.	433	0.39%	(2,417)
Yum! Brands, Inc.	972	0.76%	(4,358)
Total Consumer, Cyclical			163,941

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Industrial
Oshkosh Corp.	673	0.57%	$27,523
Owens Corning	599	0.40%	23,009
Snap-on, Inc.	308	0.47%	22,662
AGCO Corp.	319	0.28%	21,720
Waters Corp.	153	0.36%	20,653
Acuity Brands, Inc.	235	0.30%	20,594
Vishay Intertechnology, Inc.	4,304	0.66%	20,176
Timken Co.	732	0.40%	18,947
Lincoln Electric Holdings, Inc.	338	0.30%	13,019
Mettler-Toledo International, Inc.	58	0.54%	11,335
Northrop Grumman Corp.	177	0.43%	10,971
3M Co.	353	0.47%	10,877
Lennox International, Inc.	126	0.30%	9,173
Agilent Technologies, Inc.	379	0.38%	7,459
Sealed Air Corp.	709	0.28%	7,122
Toro Co.	1,469	1.09%	5,780
Donaldson Company, Inc.	2,023	0.87%	4,786
Sturm Ruger & Company, Inc.	401	0.24%	4,423
OSI Systems, Inc.	916	0.63%	3,283
Masco Corp.	1,172	0.47%	2,640
Watts Water Technologies, Inc. — Class A	726	0.72%	2,490
Keysight Technologies, Inc.	254	0.27%	1,847
Parker-Hannifin Corp.	191	0.40%	1,614

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 37

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Carlisle Companies, Inc.	249	0.32%	$691
Garmin Ltd.	726	0.71%	430
Huntington Ingalls Industries, Inc.	223	0.32%	354
Fortive Corp.	767	0.36%	(455)
Sanmina Corp.	1,010	0.27%	(975)
Louisiana-Pacific Corp.	910	0.37%	(1,039)
Worthington Industries, Inc.	588	0.24%	(2,153)
Boise Cascade Co.	744	0.29%	(2,856)
Hillenbrand, Inc.	952	0.28%	(5,451)
Eagle Materials, Inc.	717	0.69%	(6,344)
MDU Resources Group, Inc.	4,084	0.87%	(8,458)
Total Industrial			245,847

Communications
Viavi Solutions, Inc.	7,728	0.92%	37,380
Cisco Systems, Inc.	1,818	0.65%	22,021
VeriSign, Inc.	658	1.01%	17,515
Motorola Solutions, Inc.	220	0.32%	13,539
Omnicom Group, Inc.	1,616	0.87%	12,946
Juniper Networks, Inc.	2,315	0.43%	11,700
Ciena Corp.	704	0.27%	8,841
InterDigital, Inc.	708	0.35%	1,940
Cogent Communications Holdings, Inc.	874	0.45%	289
Alphabet, Inc. — Class C	61	1.03%	151
Yelp, Inc. — Class A	857	0.23%	(258)
	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Fox Corp. — Class A	1,007	0.25%	$(714)
F5 Networks, Inc.	220	0.28%	(1,153)
TEGNA, Inc.	3,260	0.41%	(1,234)
Verizon Communications, Inc.	2,176	0.82%	(1,716)
Nexstar Media Group, Inc. — Class A	284	0.28%	(1,821)
World Wrestling Entertainment, Inc. — Class A	688	0.27%	(2,826)
Telephone & Data Systems, Inc.	2,649	0.41%	(4,031)
Total Communications			112,569

Energy
Antero Midstream Corp.	3,683	0.26%	(622)
Kinder Morgan, Inc.	3,135	0.39%	(2,974)
Williams Companies, Inc.	2,365	0.42%	(2,986)
Equitrans Midstream Corp.	3,491	0.20%	(3,997)
Total Energy			(10,579)
Total GS Long/Short Equity Long Custom Basket			$995,949

GS LONG/SHORT EQUITY SHORT CUSTOM BASKET
Consumer, Cyclical
JetBlue Airways Corp.	4,570	(0.80)%	$8,478
United Airlines Holdings, Inc.	1,795	(0.96)%	7,925
Delta Air Lines, Inc.	2,921	(1.29)%	5,174
IAA, Inc.	1,068	(0.60)%	4,985

38 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Marriott International, Inc. — Class A	295	(0.41)%	$2,018
Freshpet, Inc.	413	(0.69)%	1,795
Hilton Worldwide Holdings, Inc.	377	(0.46)%	1,214
Alaska Air Group, Inc.	1,586	(0.98)%	(269)
Southwest Airlines Co.	2,351	(1.28)%	(5,364)
Copart, Inc.	828	(1.12)%	(16,300)
Total Consumer, Cyclical			9,656

Financial
Lincoln National Corp.	1,181	(0.76)%	5,909
American International Group, Inc.	1,109	(0.54)%	4,927
U.S. Bancorp	2,304	(1.34)%	4,750
Alexandria Real Estate Equities, Inc.	439	(0.82)%	4,688
Truist Financial Corp.	1,858	(1.05)%	4,678
JBG SMITH Properties	4,241	(1.37)%	4,434
Prudential Financial, Inc.	1,289	(1.35)%	4,109
Comerica, Inc.	798	(0.58)%	1,996
Bank of America Corp.	3,742	(1.58)%	1,947
CyrusOne, Inc.	778	(0.57)%	1,825
State Street Corp.	1,122	(0.94)%	1,683
Equitable Holdings, Inc.	1,969	(0.61)%	1,379
Mid-America Apartment Communities, Inc.	458	(0.79)%	1,193
Ryman Hospitality Properties, Inc.	496	(0.40)%	974
Wells Fargo & Co.	1,097	(0.51)%	257
	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
UDR, Inc.	2,693	(1.35)%	$231
SBA Communications Corp.	124	(0.40)%	(227)
Crown Castle International Corp.	344	(0.69)%	(294)
Global Net Lease, Inc.	2,357	(0.45)%	(371)
Bank of New York Mellon Corp.	626	(0.33)%	(568)
Host Hotels & Resorts, Inc.	4,367	(0.76)%	(673)
Digital Realty Trust, Inc.	656	(1.01)%	(941)
Americold Realty Trust	2,785	(1.08)%	(1,726)
Welltower, Inc.	761	(0.65)%	(2,968)
American Homes 4 Rent — Class A	1,178	(0.47)%	(3,711)
Federal Realty Investment Trust	395	(0.47)%	(3,998)
Healthpeak Properties, Inc.	3,902	(1.33)%	(4,171)
Invitation Homes, Inc.	1,871	(0.71)%	(5,103)
Charles Schwab Corp.	1,758	(1.31)%	(5,219)
Rayonier, Inc.	2,006	(0.74)%	(9,042)
Howard Hughes Corp.	610	(0.61)%	(9,369)
Equinix, Inc.	143	(1.17)%	(10,244)
Loews Corp.	992	(0.55)%	(10,777)
American Tower Corp. — Class A	194	(0.54)%	(10,823)
Brookline Bancorp, Inc.	4,189	(0.64)%	(12,196)
Prologis, Inc.	810	(0.99)%	(14,197)
Sun Communities, Inc.	616	(1.08)%	(19,634)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 39

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Morgan Stanley	3,404	(3.19)%	$(20,609)
Rexford Industrial Realty, Inc.	1,834	(1.07)%	(21,771)
Camden Property Trust	701	(0.95)%	(21,874)
First Republic Bank	814	(1.56)%	(28,728)
Total Financial			(174,254)

Energy
Baker Hughes Co.	2,294	(0.54)%	6,826
Schlumberger N.V.	4,465	(1.46)%	5,612
Phillips 66	598	(0.52)%	(2,724)
Pioneer Natural Resources Co.	957	(1.59)%	(4,596)
NOV, Inc.	2,597	(0.41)%	(5,322)
Hess Corp.	806	(0.72)%	(13,286)
ChampionX Corp.	3,096	(0.81)%	(19,796)
Halliburton Co.	6,524	(1.54)%	(27,048)
Ovintiv, Inc.	3,117	(1.00)%	(31,855)
Total Energy			(92,189)

Technology
KBR, Inc.	2,413	(0.94)%	4,133
Leidos Holdings, Inc.	693	(0.72)%	3,427
Blackline, Inc.	200	(0.23)%	1,042
Clarivate plc	1,871	(0.53)%	257
Sailpoint Technologies Holdings, Inc.	448	(0.23)%	(1,315)
Twilio, Inc. — Class A	65	(0.26)%	(1,928)
Coupa Software, Inc.	192	(0.51)%	(2,289)
Tyler Technologies, Inc.	49	(0.23)%	(2,660)
Ceridian HCM Holding, Inc.	511	(0.50)%	(4,131)
Smartsheet, Inc. — Class A	326	(0.24)%	(6,727)
	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
HubSpot, Inc.	42	(0.25)%	$(8,547)
Rapid7, Inc.	500	(0.48)%	(8,607)
Total Technology			(27,345)

Consumer, Non-cyclical
Verisk Analytics, Inc. — Class A	914	(1.63)%	10,067
Archer-Daniels-Midland Co.	1,782	(1.10)%	9,000
CoStar Group, Inc.	960	(0.81)%	2,705
ManpowerGroup, Inc.	679	(0.83)%	2,321
Cooper Companies, Inc.	84	(0.34)%	623
McCormick & Company, Inc.	1,018	(0.92)%	24
Brink’s Co.	564	(0.44)%	(398)
Alnylam Pharmaceuticals, Inc.	244	(0.42)%	(1,496)
Guardant Health, Inc.	419	(0.53)%	(1,591)
Rollins, Inc.	1,849	(0.65)%	(1,733)
Avalara, Inc.	154	(0.25)%	(3,873)
TransUnion	902	(1.01)%	(7,054)
Cintas Corp.	445	(1.74)%	(13,439)
Equifax, Inc.	352	(0.86)%	(22,802)
Total Consumer, Non-cyclical			(27,646)

Industrial
Ball Corp.	690	(0.57)%	8,865
Jacobs Engineering Group, Inc.	1,105	(1.51)%	7,275
Stericycle, Inc.	1,890	(1.38)%	4,943
XPO Logistics, Inc.	493	(0.71)%	4,222
Norfolk Southern Corp.	501	(1.36)%	3,162
Exponent, Inc.	397	(0.36)%	2,706
Tetra Tech, Inc.	433	(0.54)%	1,585

40 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
US Ecology, Inc.	1,270	(0.49)%	$585
MSA Safety, Inc.	401	(0.68)%	227
FedEx Corp.	257	(0.78)%	(758)
Boeing Co.	286	(0.70)%	(1,166)
Republic Services, Inc. — Class A	1,431	(1.61)%	(1,266)
United Parcel Service, Inc. — Class B	231	(0.49)%	(1,307)
Raytheon Technologies Corp.	1,533	(1.34)%	(2,352)
TransDigm Group, Inc.	64	(0.42)%	(2,539)
Ingersoll Rand, Inc.	1,477	(0.74)%	(3,353)
Waste Management, Inc.	1,116	(1.60)%	(3,799)
Casella Waste Systems, Inc. — Class A	1,593	(1.03)%	(8,183)
Total Industrial			8,847

Communications
Anaplan, Inc.	409	(0.22)%	1,486
Okta, Inc.	210	(0.53)%	(152)
Uber Technologies, Inc.	1,473	(0.75)%	(494)
	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Q2 Holdings, Inc.	719	(0.75)%	$(3,208)
Liberty Broadband Corp. — Class C	453	(0.80)%	(9,431)
Zendesk, Inc.	335	(0.49)%	(9,467)
Total Communications			(21,266)

Basic Materials
Quaker Chemical Corp.	192	(0.47)%	4,200
Linde plc	108	(0.32)%	(61)
Total Basic Materials			4,139

Utilities
Atmos Energy Corp.	1,308	(1.29)%	6,859
Exelon Corp.	2,798	(1.27)%	6,087
ONE Gas, Inc.	1,781	(1.35)%	5,770
Xcel Energy, Inc.	1,715	(1.16)%	5,572
Black Hills Corp.	904	(0.61)%	3,311
OGE Energy Corp.	2,087	(0.72)%	2,921
CenterPoint Energy, Inc.	1,733	(0.43)%	2,342
Edison International	2,352	(1.39)%	(359)
Total Utilities			32,503
Total GS Long/Short Equity Short Custom Basket			$(287,555)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 41

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MULTI-HEDGE STRATEGIES FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2021 — See Note 8.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as short security and custom basket swap collateral at June 30, 2021.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as futures collateral at June 30, 2021.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 8.
[8]	Rate indicated is the 7-day yield as of June 30, 2021.
ADR — American Depositary Receipt
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

42 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MULTI-HEDGE STRATEGIES FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2021 (See Note 4 in the Notes to Consolidated Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$34,785,562	$—	$—		$34,785,562
Master Limited Partnership	293,889	—	—		293,889
Rights	—	—	—	*	—
Mutual Funds	8,822,409	—	—		8,822,409
Closed-End Funds	5,703,429	—	—		5,703,429
U.S. Treasury Bills	—	16,176,133	—		16,176,133
Repurchase Agreements	—	3,722,331	—		3,722,331
Securities Lending Collateral	437,197	—	—		437,197
Currency Futures Contracts**	1,418,722	—	—		1,418,722
Commodity Futures Contracts**	926,724	—	—		926,724
Equity Futures Contracts**	359,036	—	—		359,036
Interest Rate Futures Contracts**	148,213	161,344	—		309,557
Equity Custom Basket Swap Agreements**	—	4,983,151	—		4,983,151
Total Assets	$52,895,181	$25,042,959	$—		$77,938,140

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks Sold Short	$14,038,300	$—	$—	$14,038,300
Master Limited Partnership Sold Short	295,089	—	—	295,089
Exchange-Traded Funds Sold Short	5,675,643	—	—	5,675,643
Currency Futures Contracts**	840,716	—	—	840,716
Commodity Futures Contracts**	552,008	—	—	552,008
Equity Futures Contracts**	200,717	18,963	—	219,680
Interest Rate Futures Contracts**	15,527	111,051	—	126,578
Equity Custom Basket Swap Agreements**	—	2,630,427	—	2,630,427
Total Liabilities	$21,618,000	$2,760,441	$—	$24,378,441

*	Securities with a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 43

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2021
MULTI-HEDGE STRATEGIES FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the period ended June 30, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/21	Shares 06/30/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$4,605,176	$1,092,526	$(550,000)	$134	$5,558	$5,153,394	206,218	$34,472
Guggenheim Strategy Fund III	718,511	255,016	—	—	1,716	975,243	38,762	6,598
Guggenheim Ultra Short Duration Fund — Institutional Class	7,021,947	776,460	(5,100,000)	3,507	(8,142)	2,693,772	270,188	28,331
	$12,345,634	$2,124,002	$(5,650,000)	$3,641	$(868)	$8,822,409		$69,401

44 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
MULTI-HEDGE STRATEGIES FUND

June 30, 2021

Assets:
Investments in unaffiliated issuers, at value - including $422,049 of securities loaned (cost $55,192,563)	$57,396,210
Investments in affiliated issuers, at value (cost $8,764,980)	8,822,409
Repurchase agreements, at value (cost $3,722,331)	3,722,331
Cash	19,681,089
Segregated cash with broker	740,582
Unrealized appreciation on OTC swap agreements	4,983,151
Receivables:
Securities sold	929,205
Variation margin on futures contracts	548,041
Fund shares sold	74,099
Dividends	44,788
Securities lending income	2,106
Interest	4
Total assets	96,944,015

Liabilities:
Securities sold short, at value (proceeds $18,453,790)	20,009,032
Segregated cash due to broker	10,969
Unrealized depreciation on OTC swap agreements	2,630,427
Payable for:
Securities purchased	858,124
Swap settlement	527,000
Return of securities lending collateral	437,197
Management fees	54,255
Fund shares redeemed	5,621
Distribution and service fees	4,057
Trustees’ fees	583
Miscellaneous	39,791
Total liabilities	24,577,056
Commitments and contingent liabilities (Note 11)	—
Net assets	$72,366,959

Net assets consist of:
Paid in capital	70,176,503
Total distributable earnings (loss)	2,190,456
Net assets	$72,366,959

A-Class:
Net assets	$4,602,859
Capital shares outstanding	162,373
Net asset value per share	$28.35
Maximum offering price per share (Net asset value divided by 95.25%)	$29.76

C-Class:
Net assets	$500,737
Capital shares outstanding	19,330
Net asset value per share	$25.90

P-Class:
Net assets	$12,556,070
Capital shares outstanding	441,718
Net asset value per share	$28.43

Institutional Class:
Net assets	$54,707,293
Capital shares outstanding	1,889,894
Net asset value per share	$28.95

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 45

CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
MULTI-HEDGE STRATEGIES FUND

Six Months Ended June 30, 2021

Investment Income:
Dividends from securities of unaffiliated issuers	$425,317
Dividends from securities of affiliated issuers	69,401
Interest	2,472
Income from securities lending, net	2,106
Total investment income	499,296

Expenses:
Management fees	368,303
Distribution and service fees:
A-Class	5,466
C-Class	4,503
P-Class	12,358
Short sales dividend expense	127,601
Prime broker interest expense	75,571
Miscellaneous	8,309
Total expenses	602,111
Less:
Expenses waived by Adviser	(22,692)
Net expenses	579,419
Net investment loss	(80,123)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,370,248
Investments in affiliated issuers	3,641
Investments sold short	(899,220)
Swap agreements	(92,172)
Futures contracts	2,322,629
Foreign currency transactions	7,006
Net realized gain	2,712,132
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	915,623
Investments in affiliated issuers	(868)
Investments sold short	(579,293)
Swap agreements	1,679,255
Futures contracts	785,801
Foreign currency translations	1,048
Net change in unrealized appreciation (depreciation)	2,801,566
Net realized and unrealized gain	5,513,698
Net increase in net assets resulting from operations	$5,433,575

46 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
MULTI-HEDGE STRATEGIES FUND

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(80,123)	$(110,501)
Net realized gain on investments	2,712,132	2,588,403
Net change in unrealized appreciation (depreciation) on investments	2,801,566	158,601
Net increase in net assets resulting from operations	5,433,575	2,636,503

Distributions to shareholders:
A-Class	—	(41,281)
C-Class	—	(4,460)
P-Class	—	(75,583)
Institutional Class	—	(442,898)
Total distributions to shareholders	—	(564,222)

Capital share transactions:
Proceeds from sale of shares
A-Class	674,515	1,306,835
C-Class	16,802	211,800
P-Class	8,235,672	11,055,670
Institutional Class	23,191,321	27,020,776
Distributions reinvested
A-Class	—	34,896
C-Class	—	3,943
P-Class	—	74,354
Institutional Class	—	442,728
Cost of shares redeemed
A-Class	(486,482)	(1,102,066)
C-Class	(806,599)	(521,624)
P-Class	(4,182,664)	(11,250,761)
Institutional Class	(10,080,134)	(16,278,135)
Net increase from capital share transactions	16,562,431	10,998,416
Net increase in net assets	21,996,006	13,070,697

Net assets:
Beginning of period	50,370,953	37,300,256
End of period	$72,366,959	$50,370,953

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 47

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (concluded)
MULTI-HEDGE STRATEGIES FUND

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Capital share activity:
Shares sold
A-Class	24,808	50,836
C-Class	666	8,911
P-Class	295,048	428,583
Institutional Class	832,468	1,029,374
Shares issued from reinvestment of distributions
A-Class	—	1,357
C-Class	—	167
P-Class	—	2,884
Institutional Class	—	16,885
Shares redeemed
A-Class	(17,652)	(43,501)
C-Class	(32,097)	(22,471)
P-Class	(148,938)	(440,618)
Institutional Class	(361,309)	(628,619)
Net increase in shares	592,994	403,788

48 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS
MULTI-HEDGE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended June 30, 2021[a]	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016
Per Share Data
Net asset value, beginning of period	$25.89	$24.36	$23.69	$24.91	$24.08	$24.22
Income (loss) from investment operations:
Net investment income (loss)[b]	(.06)	(.10)	.16	.08	(.13)	(.24)
Net gain (loss) on investments (realized and unrealized)	2.52	1.90	1.02	(1.26)	.96	.14
Total from investment operations	2.46	1.80	1.18	(1.18)	.83	(.10)
Less distributions from:
Net investment income	—	(.27)	(.51)	(.04)	—	(.04)
Total distributions	—	(.27)	(.51)	(.04)	—	(.04)
Net asset value, end of period	$28.35	$25.89	$24.36	$23.69	$24.91	$24.08

Total Return[c]	9.50%	7.39%	4.97%	(4.78%)	3.49%	(0.43%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,603	$4,019	$3,570	$3,622	$12,154	$12,407
Ratios to average net assets:
Net investment income (loss)	(0.43%)	(0.40%)	0.64%	0.32%	(0.53%)	(1.00%)
Total expenses[d]	2.14%	1.93%	1.96%	1.75%	2.18%	2.54%
Net expenses[e,f]	2.06%	1.87%	1.93%	1.73%	2.14%	2.49%
Portfolio turnover rate	96%	248%	156%	212%	172%	123%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 49

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MULTI-HEDGE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended June 30, 2021[a]	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016
Per Share Data
Net asset value, beginning of period	$23.75	$22.36	$21.46	$22.68	$22.08	$22.38
Income (loss) from investment operations:
Net investment income (loss)[b]	(.14)	(.27)	(.02)	(.09)	(.29)	(.39)
Net gain (loss) on investments (realized and unrealized)	2.29	1.75	.92	(1.13)	.89	.13
Total from investment operations	2.15	1.48	.90	(1.22)	.60	(.26)
Less distributions from:
Net investment income	—	(.09)	—	—	—	(.04)
Total distributions	—	(.09)	—	—	—	(.04)
Net asset value, end of period	$25.90	$23.75	$22.36	$21.46	$22.68	$22.08

Total Return[c]	9.05%	6.57%	4.19%	(5.38%)	2.72%	(1.18%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$501	$1,206	$1,435	$2,657	$7,586	$8,595
Ratios to average net assets:
Net investment income (loss)	(1.17%)	(1.18%)	(0.08%)	(0.42%)	(1.30%)	(1.76%)
Total expenses[d]	2.88%	2.68%	2.70%	2.53%	2.94%	3.30%
Net expenses[e,f]	2.81%	2.62%	2.67%	2.51%	2.90%	3.25%
Portfolio turnover rate	96%	248%	156%	212%	172%	123%

50 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MULTI-HEDGE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Six Months Ended June 30, 2021[a]	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016
Per Share Data
Net asset value, beginning of period	$25.97	$24.42	$23.74	$24.93	$24.10	$24.24
Income (loss) from investment operations:
Net investment income (loss)[b]	(.06)	(.10)	.16	.08	(.14)	(.24)
Net gain (loss) on investments (realized and unrealized)	2.52	1.90	1.03	(1.23)	.97	.14
Total from investment operations	2.46	1.80	1.19	(1.15)	.83	(.10)
Less distributions from:
Net investment income	—	(.25)	(.51)	(.04)	—	(.04)
Total distributions	—	(.25)	(.51)	(.04)	—	(.04)
Net asset value, end of period	$28.43	$25.97	$24.42	$23.74	$24.93	$24.10

Total Return	9.47%	7.40%	5.00%	(4.61%)	3.49%	(0.47%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,556	$7,676	$7,442	$7,892	$14,066	$30,801
Ratios to average net assets:
Net investment income (loss)	(0.44%)	(0.39%)	0.65%	0.34%	(0.56%)	(1.00%)
Total expenses[d]	2.14%	1.93%	1.96%	1.77%	2.20%	2.52%
Net expenses[e,f]	2.06%	1.87%	1.93%	1.75%	2.16%	2.47%
Portfolio turnover rate	96%	248%	156%	212%	172%	123%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 51

CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)
MULTI-HEDGE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Six Months Ended June 30, 2021[a]	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016
Per Share Data
Net asset value, beginning of period	$26.41	$24.83	$24.12	$25.42	$24.50	$24.58
Income (loss) from investment operations:
Net investment income (loss)[b]	(.03)	(.04)	.22	.17	(.07)	(.18)
Net gain (loss) on investments (realized and unrealized)	2.57	1.94	1.05	(1.33)	.99	.14
Total from investment operations	2.54	1.90	1.27	(1.16)	.92	(.04)
Less distributions from:
Net investment income	—	(.32)	(.56)	(.14)	—	(.04)
Total distributions	—	(.32)	(.56)	(.14)	—	(.04)
Net asset value, end of period	$28.95	$26.41	$24.83	$24.12	$25.42	$24.50

Total Return	9.62%	7.70%	5.26%	(4.56%)	3.76%	(0.18%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$54,707	$37,470	$24,854	$23,539	$25,376	$50,395
Ratios to average net assets:
Net investment income (loss)	(0.19%)	(0.15%)	0.90%	0.68%	(0.30%)	(0.74%)
Total expenses[d]	1.89%	1.68%	1.72%	1.58%	1.92%	2.30%
Net expenses[e,f]	1.81%	1.62%	1.69%	1.56%	1.88%	2.25%
Portfolio turnover rate	96%	248%	156%	212%	172%	123%

[a]	Unaudited figures for the period ended June 30, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Excluding interest and dividend expense related to short sales, the net expense ratios for the years presented would be:

	06/30/21[a]	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
A-Class	1.40%	1.37%	1.41%	1.41%	1.42%	1.43%
C-Class	2.14%	2.12%	2.16%	2.16%	2.17%	2.18%
P-Class	1.40%	1.37%	1.41%	1.41%	1.42%	1.43%
Institutional Class	1.15%	1.12%	1.16%	1.16%	1.17%	1.18%

52 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2021

COMMODITIES STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a benchmark for commodities. The Fund’s current benchmark is the S&P GSCI® Commodity Index (the “underlying index”).

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 53

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	June 30, 2021

Inception Dates:
A-Class	May 25, 2005
C-Class	May 25, 2005
H-Class	May 25, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	12.9%
Guggenheim Strategy Fund II	10.8%
Total	23.7%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended June 30, 2021

	6 Month†	1 Year	5 Year	10 Year
A Class Shares	31.19%	56.47%	0.79%	(7.83%)
A Class Shares with sales charge‡	24.96%	49.04%	(0.19%)	(8.27%)
C Class Shares	30.77%	55.33%	0.00%	(8.50%)
C Class Shares with CDSC§	29.77%	54.75%	0.00%	(8.50%)
H Class Shares	31.19%	56.39%	0.79%	(7.83%)
S&P Goldman Sachs Commodity Index	31.40%	57.37%	1.73%	(6.48%)

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P Goldman Sachs Commodity Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

54 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021
COMMODITIES STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 23.7%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	126,629	$1,262,487
Guggenheim Strategy Fund II1	42,502	1,062,112
Total Mutual Funds
(Cost $2,322,291)		2,324,599

	Face Amount
U.S. TREASURY BILLS†† - 32.7%
U.S. Treasury Bills
0.03% due 12/02/21[2]	$2,000,000	1,999,551
0.01% due 08/03/21[2,3]	1,214,000	1,213,948
Total U.S. Treasury Bills
(Cost $3,213,728)		3,213,499

FEDERAL AGENCY NOTES†† - 21.7%
Federal Home Loan Bank
0.02% due 09/03/21	2,000,000	1,999,806
Fannie Mae
1.38% due 10/07/21	130,000	130,453
Total Federal Agency Notes
(Cost $2,130,431)		2,130,259

	Face Amount	Value
FEDERAL AGENCY DISCOUNT NOTES†† - 10.2%
Federal Home Loan Bank
0.03% due 11/19/21[2]	$1,000,000	$999,765
Total Federal Agency Discount Notes
(Cost $999,902)		999,765

REPURCHASE AGREEMENTS††,4 - 10.7%
J.P. Morgan Securities LLC issued 06/30/21 at 0.05% due 07/01/21	590,432	590,432
Barclays Capital, Inc. issued 06/30/21 at 0.03% due 07/01/21	232,453	232,453
BofA Securities, Inc. issued 06/30/21 at 0.04% due 07/01/21	227,895	227,895
Total Repurchase Agreements
(Cost $1,050,780)		1,050,780

Total Investments - 99.0%
(Cost $9,717,132)		$9,718,902
Other Assets & Liabilities, net - 1.0%		102,477
Total Net Assets - 100.0%		$9,821,379

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Commodity Futures Contracts Purchased†
Goldman Sachs Commodity Index Futures Contracts	73	Jul 2021	$9,815,763	$281,406

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 55

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
COMMODITIES STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as futures collateral at June 30, 2021.
[4]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2021 (See Note 4 in the Notes to Consolidated Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$2,324,599	$—	$—	$2,324,599
U.S. Treasury Bills	—	3,213,499	—	3,213,499
Federal Agency Notes	—	2,130,259	—	2,130,259
Federal Agency Discount Notes	—	999,765	—	999,765
Repurchase Agreements	—	1,050,780	—	1,050,780
Commodity Futures Contracts**	281,406	—	—	281,406
Total Assets	$2,606,005	$7,394,303	$—	$10,000,308

**	This derivative is reported as unrealized appreciation/depreciation at period end.

56 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2021
COMMODITIES STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the period ended June 30, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/21	Shares 06/30/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$202,174	$860,000	$—	$—	$(62)	$1,062,112	42,502	$3,638
Guggenheim Ultra Short Duration Fund — Institutional Class	208,126	1,055,000	—	—	(639)	1,262,487	126,629	2,579
	$410,300	$1,915,000	$—	$—	$(701)	$2,324,599		$6,217

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 57

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
COMMODITIES STRATEGY FUND

June 30, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $6,344,061)	$6,343,523
Investments in affiliated issuers, at value (cost $2,322,291)	2,324,599
Repurchase agreements, at value (cost $1,050,780)	1,050,780
Cash	10
Segregated cash with broker	266
Receivables:
Variation margin on futures contracts	131,400
Fund shares sold	3,168
Dividends	2,204
Interest	441
Total assets	9,856,391

Liabilities:
Payable for:
Management fees	12,129
Transfer agent and administrative fees	4,439
Distribution and service fees	4,224
Registration fees	3,513
Fund shares redeemed	2,153
Portfolio accounting fees	1,650
Trustees’ fees*	105
Miscellaneous	6,799
Total liabilities	35,012
Commitments and contingent liabilities (Note 11)	—
Net assets	$9,821,379

Net assets consist of:
Paid in capital	11,272,593
Total distributable earnings (loss)	(1,451,214)
Net assets	$9,821,379

A-Class:
Net assets	$438,350
Capital shares outstanding	15,234
Net asset value per share	$28.77
Maximum offering price per share (Net asset value divided by 95.25%)	$30.21

C-Class:
Net assets	$160,033
Capital shares outstanding	8,389
Net asset value per share	$19.08

H-Class:
Net assets	$9,222,996
Capital shares outstanding	320,108
Net asset value per share	$28.81

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

58 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
COMMODITIES STRATEGY FUND

Six Months Ended June 30, 2021

Investment Income:
Dividends from securities of affiliated issuers	$6,217
Interest	3,125
Total investment income	9,342

Expenses:
Management fees	44,100
Distribution and service fees:
A-Class	426
C-Class	506
H-Class	12,326
Transfer agent and administrative fees	14,067
Portfolio accounting fees	5,151
Professional fees	2,412
Custodian fees	696
Trustees’ fees*	451
Miscellaneous	8,223
Total expenses	88,358
Less:
Expenses waived by Adviser	(6,144)
Net expenses	82,214
Net investment loss	(72,872)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated	(2,756)
Futures contracts	1,783,727
Net realized gain	1,780,971
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(540)
Investments in affiliated issuers	(701)
Futures contracts	220,112
Net change in unrealized appreciation (depreciation)	218,871
Net realized and unrealized gain	1,999,842
Net increase in net assets resulting from operations	$1,926,970

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 59

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
COMMODITIES STRATEGY FUND

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(72,872)	$(18,325)
Net realized gain (loss) on investments	1,780,971	(438,192)
Net change in unrealized appreciation (depreciation) on investments	218,871	(125,419)
Net increase (decrease) in net assets resulting from operations	1,926,970	(581,936)

Distributions to shareholders:
A-Class	—	(134,155)
C-Class	—	(37,215)
H-Class	—	(569,791)
Total distributions to shareholders	—	(741,161)

Capital share transactions:
Proceeds from sale of shares
A-Class	411,570	108,251
C-Class	106,929	394
H-Class	44,833,565	7,866,887
Distributions reinvested
A-Class	—	116,280
C-Class	—	37,106
H-Class	—	535,101
Cost of shares redeemed
A-Class	(266,192)	(311,469)
C-Class	(27,707)	(29,316)
H-Class	(38,285,189)	(11,492,371)
Net increase (decrease) from capital share transactions	6,772,976	(3,169,137)
Net increase (decrease) in net assets	8,699,946	(4,492,234)

Net assets:
Beginning of period	1,121,433	5,613,667
End of period	$9,821,379	$1,121,433

60 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (concluded)
COMMODITIES STRATEGY FUND

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Capital share activity:
Shares sold
A-Class	15,789	3,057
C-Class	6,203	13
H-Class	1,660,954	201,034
Shares issued from reinvestment of distributions
A-Class	—	5,462
C-Class	—	2,619
H-Class	—	25,099
Shares redeemed
A-Class	(10,180)	(8,589)
C-Class	(1,589)	(999)
H-Class	(1,379,794)	(267,560)
Net increase (decrease) in shares	291,383	(39,864)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 61

CONSOLIDATED FINANCIAL HIGHLIGHTS
COMMODITIES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended June 30, 2021[a]	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016[f]
Per Share Data
Net asset value, beginning of period	$21.93	$61.06	$53.27	$88.34	$85.75	$77.58
Income (loss) from investment operations:
Net investment income (loss)[b]	(.17)	(.28)	.36	.39	(.22)	(.09)
Net gain (loss) on investments (realized and unrealized)	7.01	(14.84)	7.88	(11.90)	4.13	8.26
Total from investment operations	6.84	(15.12)	8.24	(11.51)	3.91	8.17
Less distributions from:
Net investment income	—	(24.01)	(.45)	(23.56)	(1.32)	—
Total distributions	—	(24.01)	(.45)	(23.56)	(1.32)	—
Net asset value, end of period	$28.77	$21.93	$61.06	$53.27	$88.34	$85.75

Total Return[c]	31.19%	(23.58%)	15.47%	(15.47%)	4.68%	10.59%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$438	$211	$592	$830	$819	$875
Ratios to average net assets:
Net investment income (loss)	(1.36%)	(0.65%)	0.60%	0.44%	(0.28%)	(1.02%)
Total expenses[d]	1.69%	1.79%	1.88%	1.81%	1.73%	1.77%
Net expenses[e]	1.56%	1.61%	1.73%	1.68%	1.63%	1.65%
Portfolio turnover rate	—	5%	—	65%	25%	208%

62 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
COMMODITIES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended June 30, 2021[a]	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016[f]
Per Share Data
Net asset value, beginning of period	$14.59	$51.84	$45.63	$79.89	$78.32	$71.38
Income (loss) from investment operations:
Net investment income (loss)[b]	(.18)	(.50)	(.07)	(.41)	(.70)	(.11)
Net gain (loss) on investments (realized and unrealized)	4.67	(12.74)	6.73	(10.29)	3.59	7.05
Total from investment operations	4.49	(13.24)	6.66	(10.70)	2.89	6.94
Less distributions from:
Net investment income	—	(24.01)	(.45)	(23.56)	(1.32)	—
Total distributions	—	(24.01)	(.45)	(23.56)	(1.32)	—
Net asset value, end of period	$19.08	$14.59	$51.84	$45.63	$79.89	$78.32

Total Return[c]	30.77%	(24.15%)	14.61%	(16.11%)	3.80%	9.66%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$160	$55	$111	$110	$332	$482
Ratios to average net assets:
Net investment income (loss)	(2.11%)	(1.44%)	(0.13%)	(0.49%)	(0.94%)	(1.48%)
Total expenses[d]	2.45%	2.54%	2.63%	2.55%	2.48%	2.51%
Net expenses[e]	2.32%	2.36%	2.48%	2.42%	2.36%	2.38%
Portfolio turnover rate	—	5%	—	65%	25%	208%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 63

CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)
COMMODITIES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended June 30, 2021[a]	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016[f]
Per Share Data
Net asset value, beginning of period	$21.96	$61.10	$53.31	$88.39	$85.82	$77.69
Income (loss) from investment operations:
Net investment income (loss)[b]	(.19)	(.34)	.35	.25	(.25)	(.07)
Net gain (loss) on investments (realized and unrealized)	7.04	(14.79)	7.89	(11.77)	4.14	8.20
Total from investment operations	6.85	(15.13)	8.24	(11.52)	3.89	8.13
Less distributions from:
Net investment income	—	(24.01)	(.45)	(23.56)	(1.32)	—
Total distributions	—	(24.01)	(.45)	(23.56)	(1.32)	—
Net asset value, end of period	$28.81	$21.96	$61.10	$53.31	$88.39	$85.82

Total Return	31.19%	(23.58%)	15.48%	(15.50%)	4.65%	10.52%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,223	$855	$4,911	$8,744	$6,002	$7,386
Ratios to average net assets:
Net investment income (loss)	(1.41%)	(0.77%)	0.59%	0.27%	(0.31%)	(0.87%)
Total expenses[d]	1.71%	1.78%	1.89%	1.81%	1.74%	1.74%
Net expenses[e]	1.59%	1.61%	1.74%	1.68%	1.65%	1.62%
Portfolio turnover rate	—	5%	—	65%	25%	208%

[a]	Unaudited figures for the period ended June 30, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Reverse share split — Per share amounts for the year ended December 31, 2016 have been restated to reflect a 1:12 reverse share split effective October 28, 2016.

64 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At June 30, 2021, the Trust consisted of fifty-two funds.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Multi-Hedge Strategies Fund	Diversified
Commodities Strategy Fund	Non-diversified

At June 30, 2021, A-Class, C-Class, H-Class, P-Class, Institutional Class, R6-Class and Money Market Class shares have been issued by the Funds.

The Commodities Strategy Fund is designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offers unlimited exchange priviledges with no minimum holding periods or transactions fees, which may cause the Fund to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

Consolidation of Subsidiary

Each of the consolidated financial statements of the Funds include the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant inter-company accounts and transactions have been eliminated in consolidation for the Funds.

Each Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

A summary of each Fund’s investment in its respective Subsidiary is as follows:

Fund	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2021	% of Net Assets of the Fund at June 30, 2021
Multi-Hedge Strategies Fund	09/18/09	$2,446,653	3.4%
Commodities Strategy Fund	09/08/09	1,932,101	19.7%

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

66 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, the Board has authorized the Valuation Committee and GI to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the NYSE.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(d) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

(e) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(f) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(g) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(h) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Consolidated Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of June 30, 2021, if any, are disclosed in the Funds’ Consolidated Statements of Assets and Liabilities.

(i) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(j) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(k) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(l) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.08% at June 30, 2021.

(m) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds may utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Consolidated Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Consolidated Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

Speculation: the use of an instrument to express macro-economic and other investment views.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Consolidated Statements of Assets and Liabilities; securities held as collateral are noted on the Consolidated Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Multi-Hedge Strategies Fund	Hedge, Index exposure, Leverage, Liquidity, Speculation	$169,133,030	$104,198,144
Commodities Strategy Fund	Index exposure, Liquidity	9,130,883	—

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

Custom basket swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index or custom basket of securities) for a fixed or variable interest rate. Custom basket swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing custom basket swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of custom basket swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Multi-Hedge Strategies Fund	Hedge, Index exposure, Leverage, Liquidity, Speculation	$48,000,919	$38,910,611

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Consolidated Statements of Assets and Liabilities as of June 30, 2021:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency/Interest Rate/Commodity contracts	Variation margin on futures contracts
Equity contracts	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements

The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at June 30, 2021:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Foreign Currency Exchange Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Total Value at June 30, 2021
Multi-Hedge Strategies Fund	$359,036	$4,983,151	$1,418,722	$309,557	$926,724	$7,997,190
Commodities Strategy Fund	—	—	—	—	281,406	281,406

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Foreign Currency Exchange Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Total Value at June 30, 2021
Multi-Hedge Strategies Fund	$219,680	$2,630,427	$840,716	$126,578	$552,008	$4,369,409

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Consolidated Schedules of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Consolidated Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Consolidated Statements of Operations for the period ended June 30, 2021:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Interest Rate/Commodity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity Contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Consolidated Statements of Operations categorized by primary risk exposure for the period ended June 30, 2021:

Realized Gain (Loss) on Derivative Investments Recognized on the Consolidated Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Foreign Currency Exchange Risk	Futures Interest Rate Risk	Futures Commodity Risk	Total
Multi-Hedge Strategies Fund	$242,200	$(92,172)	$348,626	$(158,889)	$1,890,692	$2,230,457
Commodities Strategy Fund	—	—	—	—	1,783,727	1,783,727

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Consolidated Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Foreign Currency Exchange Risk	Futures Interest Rate Risk	Futures Commodity Risk	Total
Multi-Hedge Strategies Fund	$182,202	$1,679,255	$360,947	$91,464	$151,188	$2,465,056
Commodities Strategy Fund	—	—	—	—	220,112	220,112

In conjunction with short sales and the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to

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cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Consolidated Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Consolidated Statements of Assets and Liabilities	Net Amount of Assets Presented on the Consolidated Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Multi-Hedge Strategies Fund	Custom basket swap agreements	$4,983,151	$—	$4,983,151	$(2,630,427)	$—	$2,352,724

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					Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Consolidated Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Consolidated Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Multi-Hedge Strategies Fund	Custom basket swap agreements	$2,630,427	$—	$2,630,427	$(2,630,427)	$—	$—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of June 30, 2021.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Multi-Hedge Strategies Fund	Goldman Sachs International	Futures contracts	$ 740,582	$ 10,969
Commodities Strategy Fund	Goldman Sachs International	Futures contracts	266	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

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Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Multi-Hedge Strategies Fund	1.15%
Commodities Strategy Fund	0.75%

When the aggregate assets of each series of the Trust (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) and each series of Rydex Dynamic Funds equal or exceed $10 billion, the advisory fee rate paid by each individual Fund (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) will be reduced in accordance with the asset level and breakpoint schedule set forth below.

Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million - $1 billion	0.025%
> $1 billion - $2 billion	0.05%
> $2 billion	0.075%

GI has contractually agreed to waive the management fee it receives from each Subsidiary in an amount equal to the management fee paid to GI by the Subsidiary. This undertaking will continue in effect for so long as the Funds invest in the Subsidiaries, and may not be terminated by GI unless GI obtains the prior approval of the Funds’ Board for such termination. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended June 30, 2021, Multi-Hedge Strategies Fund and Commodities Strategy Fund waived $15,147 and $5,467, respectively, related to advisory fees in the Subsidiary.

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As part of its agreement with the Trust, GI will pay all expenses of the Multi-Hedge Strategies Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses, subsidiary expenses and extraordinary expenses.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted a Distribution Plan applicable to A-Class shares, P-Class Shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Board has adopted a separate Distribution and Shareholder Services Plan applicable to C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the period ended June 30, 2021, GFD retained sales charges of $56,309 relating to sales of A-Class shares of the Trust.

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended June 30, 2021, the Multi-Hedge Strategies Fund and Commodities Strategy Fund waived $7,545 and $677, respectively, related to investments in affiliated funds.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

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MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At June 30, 2021, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Bond
0.05%			6.25%
Due 07/01/21	$138,485,231	$138,485,424	Due 08/15/23	$89,480,200	$102,887,914
			U.S. Treasury Strips
			0.00%
			Due 08/15/22 - 05/15/23	35,342,679	35,269,373
			U.S. Treasury Note
			2.00%
			Due 10/31/22	3,012,000	3,095,855
			U.S. Cash Management Bills
			0.00%
			Due 09/21/21 - 09/28/21	1,600	1,600
			U.S. Treasury Bill
			0.00%
			Due 09/21/21	200	200
				127,836,679	141,254,942

Barclays Capital, Inc.			U.S. Treasury Inflation Indexed Bond
0.03%			0.13% - 0.88%
Due 07/01/21	54,521,510	54,521,555	Due 10/15/24 - 02/15/47	45,572,916	55,661,477

BofA Securities, Inc.			U.S. Treasury Bonds
0.04%			1.13% - 3.00%
Due 07/01/21	53,452,461	53,452,520	Due 05/15/40 - 02/15/48	55,769,600	54,521,542

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In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The Funds intend to invest up to 25% of their assets in the respective Subsidiary which is expected to provide the Funds with exposure to the commodities markets within the limitations of the U.S. federal income tax requirements under Subchapter M of the Internal Revenue Code. The Funds have received a private letter ruling from the IRS that concludes that the income the Funds receive from the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Subsidiary will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for U.S. federal income tax purposes and cannot be carried forward to reduce future income from the Subsidiary in subsequent years.

The Multi-Hedge Strategies Fund may invest in equity positions in master limited partnerships (“MLPs”). Tax implications of holding MLPs may lead to the Multi-Hedge Strategies Fund incurring material income tax and excise tax expenses.

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At June 30, 2021, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
Multi-Hedge Strategies Fund	$49,333,860	$10,533,730	$(6,307,891)	$4,225,839
Commodities Strategy Fund	10,772,601	—	(772,293)	(772,293)

Note 8 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Consolidated Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At June 30, 2021, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Multi-Hedge Strategies Fund	$422,049	$(422,049)	$—	$437,197	$—	$437,197

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.

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In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 9 – Securities Transactions

For the period ended June 30, 2021, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Multi-Hedge Strategies Fund	$ 59,211,101	$ 54,120,759
Commodities Strategy Fund	1,915,000	—

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended June 30, 2021, the Funds did not engage in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $150,000,000 line of credit from U.S. Bank, N.A., which was increased to $200,000,000 on February 10, 2021 and expired on June 7, 2021. On June 7, 2021, the line of credit agreement was renewed and expires on June 6, 2022. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the period ended June 30, 2021. The Funds did not have any borrowings outstanding under this agreement at June 30, 2021.

The average daily balances borrowed for the period ended June 30, 2021, were as follows:

Fund	Average Daily Balance
Multi-Hedge Strategies Fund	$1,562

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Note 11 – Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments.

On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for

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certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020. The Second Circuit denied the petition on February 6, 2020. On July 6, 2020, plaintiffs filed a new petition for a writ of certiorari in the U.S. Supreme Court. In that petition, plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include the Rydex Series Funds. Defendants filed an opposition to the certiorari petition on August 26, 2020, and plaintiffs filed a reply in support of the petition for certiorari on September 8, 2020. On March 12, 2021, the Solicitor General filed an amicus brief recommending that certiorari be denied. Plaintiffs filed a supplemental brief in response to the Solicitor General’s amicus brief on March 31, 2021, and Defendants filed a supplemental brief on April 1, 2021. The Court denied the petition for certiorari on April 19, 2021.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit

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Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend. Plaintiff filed an appellate brief on January 7, 2020. The shareholder defendants’ brief was filed on April 27, 2020. Plaintiff filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 12 – COVID-19

The global ongoing crisis caused by the outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and public health conditions around the world, the Fund’s investments and a shareholder’s investment in a Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, their service providers, the markets in which they invest and market

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intermediaries are also impacted by quarantines and similar measures intended to respond to and contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational and other risks.

Note 13 – Subsequent Events

The Funds evaluated subsequent events through the date the consolidated financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ consolidated financial statements.

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OTHER INFORMATION (Unaudited)

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Consolidated Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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Report of the Rydex Series Funds Contracts Review Committee

Rydex Series Funds (the “Trust”) was organized as a Delaware statutory trust on February 10, 1993, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series (each, a “Fund” and collectively, the “Funds”):

Tradable Funds (Including Sector Funds*)

●	Banking Fund*	●	Basic Materials Fund*
●	Biotechnology Fund*	●	Commodities Strategy Fund
●	Consumer Products Fund*	●	Dow Jones Industrial Average Fund
●	Electronics Fund*	●	Emerging Markets 2x Strategy Fund
●	Emerging Markets Bond Strategy Fund	●	Energy Fund*
●	Energy Services Fund*	●	Europe 1.25x Strategy Fund
●	Financial Services Fund*	●	Government Long Bond 1.2x Strategy Fund
●	Health Care Fund*	●	High Yield Strategy Fund
●	Internet Fund*	●	Inverse Emerging Markets 2x Strategy Fund
●	Inverse Government Long Bond Strategy Fund	●	Inverse High Yield Strategy Fund
●	Inverse Mid-Cap Strategy Fund	●	Inverse NASDAQ-100 Strategy Fund
●	Inverse Russell 2000 Strategy Fund	●	Inverse S&P 500 Strategy Fund
●	Japan 2x Strategy Fund	●	Leisure Fund*
●	Mid-Cap 1.5x Strategy Fund	●	Monthly Rebalance NASDAQ-100 2x Strategy Fund
●	NASDAQ-100 Fund	●	Nova Fund
●	Precious Metals Fund*	●	Real Estate Fund
●	Retailing Fund*	●	Russell 2000 1.5x Strategy Fund
●	Russell 2000 Fund	●	S&P 500 Fund
●	S&P 500 Pure Growth Fund	●	S&P 500 Pure Value Fund
●	S&P MidCap 400 Pure Growth Fund	●	S&P MidCap 400 Pure Value Fund
●	S&P SmallCap 600 Pure Growth Fund	●	S&P SmallCap 600 Pure Value Fund
●	Strengthening Dollar 2x Strategy Fund	●	Technology Fund*
●	Telecommunications Fund*	●	Transportation Fund*
●	Utilities Fund*	●	U.S. Government Money Market Fund
●	Weakening Dollar 2x Strategy Fund

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Alternative Funds** (i.e., Non-Tradable Funds)

●	Long Short Equity Fund**	●	Managed Futures Strategy Fund**
●	Multi-Hedge Strategies Fund**

*	Each, a “Sector Fund” and collectively, the “Sector Funds.”
**	Each, an “Alternative Fund” and collectively, the “Alternative Funds.” Each Fund other than the Alternative Funds, a “Tradable Fund” and collectively, the “Tradable Funds.”

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of the Funds pursuant to an investment advisory agreement between the Trust, with respect to the Funds, and Security Investors (the “Advisory Agreement”).1 (Guggenheim Partners, Security Investors and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes Security Investors and other affiliated investment management businesses of Guggenheim Partners.)

Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Adviser regularly provides investment research, advice and supervision, along with a continuous investment program for the Funds, and directs the purchase and sale of securities and other investments for each Fund’s portfolio.

The Advisory Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the

[1]

Security Investors also serves as investment adviser to each of Rydex Series Funds Commodities Strategy CFC, Rydex Managed Futures Strategy CFC and Rydex Series Funds Multi-Hedge Strategies CFC (each, a “Subsidiary” and collectively, the “Subsidiaries”), wholly-owned subsidiaries of the Trust that are organized as limited companies under the laws of the Cayman Islands and used by Commodities Strategy Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund, respectively, to obtain commodities exposure. Pursuant to a separate investment management agreement for each Subsidiary (each, a “Subsidiary Advisory Agreement” and collectively, the “Subsidiary Advisory Agreements), the Subsidiary pays Security Investors an advisory fee at the same rate that the respective Fund pays Security Investors under the Advisory Agreement. The Subsidiary Advisory Agreements do not require annual renewal by the Independent Trustees and will continue until they are terminated as provided in the Agreements. In addition, Security Investors has entered into a separate waiver agreement with respect to each applicable Fund pursuant to which Security Investors has contractually agreed to waive the advisory fee it receives from the Fund in an amount equal to the advisory fee paid to Security Investors by the respective Subsidiary. This undertaking will continue with respect to each applicable Fund for so long as the Fund invests in the respective Subsidiary, and may be terminated only with the approval of the Board.

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Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose.2 At meetings held by videoconference on April 20, 2021 (the “April Meeting”) and on May 26, 2021 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreement in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreement and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Advisory Agreement.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee met with a representative of FUSE at the April Meeting to discuss how FUSE determined the appropriate peer groups for the Funds. Thereafter, the Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a list of Funds for which no peer funds were identified, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

As part of its evaluation of the Adviser and the proposed renewal of the Advisory Agreement, the Committee took into account that each Tradable Fund is designed to provide tactical advisors with specific exposures (with the exception of the U.S. Government Money Market Fund which is

[2]

On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief, initially provided for a limited period of time, has been extended multiple times and was in effect as of May 26, 2021. The Board, including the Independent Trustees, relied on this relief in voting to renew the Advisory Agreement at a meeting of the Board held by videoconference on May 26, 2021.

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designed to support tactical advisors seeking to avoid market exposure or preserve capital) while also providing for unlimited trading privileges, and that the Tradable Funds offer a unique set of product features. The Committee noted that each Tradable Fund (other than the U.S. Government Money Market Fund) seeks to track, or correlate to, the performance (before fees and expenses) of a specific benchmark index over certain time periods or a specific market, noting that, because appropriate published indices are not available for many of the Sector Funds and the Real Estate Fund, the Adviser has developed its own methodology to construct internal performance benchmarks for the Sector Funds and the Real Estate Fund. In this regard, the Committee received information regarding the Adviser’s proprietary methodology for constructing internal performance benchmarks for such Funds, including the personnel with primary responsibility for the maintenance and execution of the methodology. The Committee also noted that, in addition to the performance information included in the FUSE reports, the Adviser provided tracking error data for each Tradable Fund (other than U.S. Government Money Market Fund) relative to the applicable benchmark index or Guggenheim-constructed internal performance benchmark.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of the Advisory Agreement for an additional annual term.

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, the funds in the Guggenheim fund complex, including the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and index methodologies and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by

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Guggenheim in sponsoring and providing services to the Funds, including entrepreneurial, legal, regulatory and operational risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

With respect to the Tradable Funds, the Committee considered their unique product features, including their tradability, the real time cash process employed for such Funds, twice-daily pricing for certain Tradable Funds on select trading platforms, and the leveraged and inverse strategies offered, and the Adviser’s assessment of the value to shareholders provided by the Funds’ structure and the services required by the Adviser to provide the Funds’ unique features. The Committee noted that the Tradable Funds allow frequent trading and unlimited exchange privileges among like share classes and noted the magnitude of changes in each Fund’s assets during 2020 and 2019. In this regard, the Committee noted that the real time cash process is utilized by the Adviser to aggregate shareholder flow data to estimate daily net subscriptions or redemptions in order to mitigate the costs associated with the tradability feature, improve tracking and keep the Funds fully invested. The Committee also took into account the infrastructure developed by the Adviser to manage the significant volume and size of trading that typically occurs near the end of each business day, as well as the unique considerations required in the portfolio construction process to determine the optimal way to obtain the applicable exposures, including leveraged and inverse exposures, while allowing for high turnover. With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s proprietary methodology for constructing internal performance benchmarks for such Funds, noting the Adviser’s statement that it uses a quantitative portfolio investment process that also requires investment discretion in implementing adjustments for factors that affect tradability and liquidity, changing dynamics within a sector or market, and corporate actions such as spin-offs, among other adjustments.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company

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for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH.

The Committee also considered the acceptability of the terms of the Advisory Agreement, including the scope of services required to be performed by the Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.

Investment Performance: Except as otherwise noted, the Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2020, as applicable. For certain Tradable Funds with only one or two identified peer funds, if any, from the two direct competitor product suites, only investment returns for the five-year, three-year and one-year periods ended December 31, 2020, as applicable, were received. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark and a peer group of similar funds based on asset levels as identified by FUSE, and for certain Funds, a broader universe of funds, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. For the Tradable Funds (other than U.S. Government Money Market Fund), the Committee received tracking error data for such Funds relative to the applicable benchmark index or Guggenheim-constructed internal performance benchmark for the five-year, three-year and one-year periods ended December 31, 2020, as applicable. For certain Tradable Funds with only one or two identified peer funds from the two direct competitor product suites, the Committee received a comparison of the tracking error of each Fund’s Class H shares to the tracking error of a peer fund, in each case for the same periods, as applicable. The Committee also received certain updated performance information as of March 31, 2021.

With respect to the Tradable Funds (other than U.S. Government Money Market Fund), the Committee considered the Adviser’s statement that such Funds are designed as a suite of products seeking to provide a number of broad and specific exposures for tactical advisors and also considered that the Funds have a unique set of product features designed to meet the needs of those tactical advisors, which has an impact on performance. The Committee considered the Adviser’s statement that, in circumstances in which there are significant deviations from expected returns, management seeks to understand the cause of such deviations and determine if any remedial actions should be considered, noting that no such remedial actions were currently deemed necessary by the Adviser to address performance. The Committee also considered the Adviser’s discussion of factors that contribute to such deviations, including shareholder

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activity, financing costs associated with leverage and investment instruments used to achieve certain exposures, noting the Adviser’s statement that expenses and transaction costs based on shareholder activity are the primary driver of performance differences. In this connection, the Committee considered the tracking error of each Fund’s Class H shares relative to its applicable benchmark index or Guggenheim-constructed internal performance benchmark and, for certain Tradable Funds, compared to the tracking error of a peer fund, for the five-year and three-year periods ended December 31, 2020, as applicable, noting the Adviser’s view that, in general, such five-year and three-year periods are a reasonable proxy for anticipated levels of tracking error in most cases. The Committee considered the Adviser’s commentary explaining the higher levels of tracking error for certain Funds.

With respect to certain Tradable Funds with only one or two identified peer funds, if any, from the two direct competitor product suites, the Committee considered the Adviser’s summary of notable distinctions between the Tradable Funds and the peer funds in the two direct competitor product suites and noted the Adviser’s statement that certain Tradable Funds do not have any peer funds that provide the same index, leverage or inverse exposure. The Committee also considered management’s commentary explaining instances of significant underperformance (defined as greater than 100 basis points), as applicable, of such Funds’ Class H shares over the five-year, three-year and/or one-year periods ended December 31, 2020, relative to their respective peer funds, attributing such relative underperformance to, among other factors, differences in portfolio construction methodologies and exposures. The Committee noted that the two direct competitor product suites do not offer a fund comparable to either the Commodities Strategy Fund or the Emerging Markets Bond Strategy Fund. The Committee considered, for each of the Commodities Strategy Fund and the Emerging Markets Bond Strategy Fund, a comparison to a peer group identified in the FUSE report that includes actively-managed funds, in each case noting the limitations in the comparability of such peer group.

With respect to the U.S. Government Money Market Fund, the Committee noted the Adviser’s statement that the Fund is designed to support tactical advisors seeking to avoid market exposure or preserve capital and that only one other fund in its peer group identified in the FUSE report has product features that make it comparable in this regard. The Committee considered that the Fund outperformed the comparable peer fund over the five-year, three-year and one-year periods ended December 31, 2020, although its performance ranked in the fourth quartile of the broader peer group over the same time periods.

With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s summary of notable distinctions between each Fund and the applicable peer group identified in the FUSE reports. The Committee considered that the peer groups are comprised of actively-managed funds seeking similar exposures but that do not offer the same product features, including unlimited trading privileges, noting the Adviser’s statement that certain peer funds also cover a narrower or wider market segment than the applicable Fund. The Committee considered management’s commentary explaining the underperformance, as applicable, of such Funds’ Class H shares over the five-year, three-year and one-year periods ended December 31, 2020, relative

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to their respective peer groups, attributing such underperformance to, among other factors, high turnover associated with daily shareholder flows, differences in exposures and the Funds’ modified cap weighting approach to portfolio construction.

With respect to the Alternative Funds (i.e., the non-Tradable Funds), in seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee observed that the returns of the Multi-Hedge Strategies Fund’s Institutional Class shares ranked in the third quartile of its performance universe for each of the relevant periods considered.

In addition, the Committee made the following observations:

Long Short Equity Fund: The returns of the Fund’s Institutional Class shares ranked in the 73rd and 79th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2020, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the three-year time period was primarily a result of the Fund’s fundamental factor tilts. The Committee noted management’s statement that the Fund’s long exposure to value and short exposure to growth, as well as negative sector exposures to well-performing sectors, have detracted from investment performance. The Committee noted that, as of March 31, 2021, the five-year and three-year performance rankings had improved to the 61st and 60th percentiles, respectively.

Managed Futures Strategy Fund: The returns of the Fund’s Institutional Class shares ranked in the 79th and 50th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2020, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the five-year time period was primarily due to the poor performance of the Fund’s previous dedicated trend-following strategy in 2016, during which time trend-following models were routinely hurt by the frequent whipsawing in the market, particularly in commodities, and to poor performance in 2018 as the Fund had exposure to equities which sold off heavily in the fourth quarter. The Committee took into account management’s statement that the Fund changed its underlying investment model in 2017, moving to a more diversified, systematic multi-model system that employs a core-satellite approach (i.e., a combination of passively-managed and actively-managed allocations), resulting in more competitive performance over the three-year and one-year time periods. The Committee also noted that, since 2018, the Fund’s performance has improved. The Committee noted that, as of March 31, 2021, the five-year and three-year performance rankings were in the 66th and 53rd percentiles, respectively.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts to improve investment performance.

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Comparative Fees, Costs of Services Provided and the Benefits Realized by the Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee, net effective management fee3 and total net expense ratio to the applicable peer group, if any. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure Funds are able to deliver on shareholder return expectations.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable. The Committee noted Guggenheim’s statement that it does not provide advisory services to other clients that have investment strategies similar to those of the Funds, other than variable insurance fund counterparts to certain Funds and certain other clients with respect to Long Short Equity Fund, each of which is charged the same advisory fee as the corresponding Fund.

With respect to the Tradable Funds that are designed to track a widely available index, which have only one or two identified peer funds, if any, from the two direct competitor product suites, the Committee considered the Adviser’s summary of notable distinctions between the Tradable Funds and the peer funds, noting the Adviser’s statement that only one of the two direct competitor product suites is directly comparable for purposes of assessing such Funds’ advisory fees, with the exception of the Monthly Rebalance NASDAQ-100 2x Strategy Fund for which the other competitor product suite is directly comparable in this regard. For those Tradable Funds with a peer fund from the directly comparable product suite, the Committee noted that the contractual advisory fee for each Fund’s Class H shares was equal to or lower than the contractual advisory fee charged to the peer fund. The Committee also considered the net effective management fee and total net expense ratio for each such Fund’s Class H shares as compared to the peer fund. For the Monthly Rebalance NASDAQ-100 2x Strategy Fund, the Committee considered that, although the contractual advisory fee for the Fund’s Class H shares is higher than the contractual advisory fee charged to the peer fund, the Adviser has contractually agreed to cap Fund expenses to ensure that total net expenses are competitive. The Committee noted that the net effective management fee and total net expense ratio for the Fund’s Class H shares were lower than those of the peer fund.

[3]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

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With respect to the U.S. Government Money Market Fund, the Committee noted the Adviser’s statement that the Fund is designed to support tactical advisors seeking to avoid market exposure or preserve capital and that only one other fund in its peer group identified in the FUSE report is directly comparable in terms of product features offered. The Committee considered that, as of the Fund’s and the peer fund’s respective fiscal year ends, although the Fund’s contractual advisory fee and total net expense ratio are higher than those of the comparable peer fund, the Fund’s net effective management fee is lower than that of the peer fund and the Fund’s total net expense ratio is close to that of the peer fund. The Committee noted the Adviser’s statement that, given the current low interest rate environment, it is currently waiving, and intends to continue to waive, all or a portion of its fees to the extent necessary to maintain the Fund’s stable net asset value.

With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s summary of notable distinctions between each Fund and the applicable peer group identified in the FUSE reports. The Committee considered that the peer groups are comprised of actively-managed funds seeking similar exposures but that do not offer the same product features, such as unlimited trading privileges. As a result, the fee and expense comparisons are more difficult given the uniqueness of both the Funds’ structure and the portfolio management needed to meet client requirements.

With respect to the Alternative Funds (i.e., the non-Tradable Funds), except as to the individual Fund discussed below, the Committee observed that the contractual advisory fee, net effective management fee and total net expense ratio for each Fund’s Institutional Class shares each rank in the third quartile or better of such Fund’s peer group.

In addition, the Committee made the following observations:

Multi-Hedge Strategies Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the second quartile (43rd percentile) of its peer group. Although the net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (79th percentile) of its peer group, the Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the first quartile (21st percentile) of its peer group.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2020, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2019. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

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In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented.

The Committee also considered other benefits available to the Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Adviser may benefit from certain economies of scale and synergies, such as enhanced visibility of the Adviser, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that that the comparative fees and the benefits realized by the Adviser from its relationship with the Funds were appropriate and that the Adviser’s profitability from its relationship with the Funds was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee considered that Guggenheim believes it is appropriately sharing potential economies of scale and that, although Guggenheim’s overall expenses declined in 2020, generally, costs are anticipated to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things.

With respect to the Tradable Funds, the Committee noted that the applicable breakpoint level for the Funds is applied at the product-suite level, rather than on a Fund level, as the Funds are designed for tactical advisors and provide unlimited trading privileges, with individual Fund assets fluctuating significantly throughout the year. The Committee took into account that, in June 2018, the Adviser implemented breakpoints for the Tradable Funds, noting that each Fund’s advisory fee would be subject to a uniform fee breakpoint reduction schedule that would take effect if the aggregate assets of the Tradable Funds and the tradable series of Rydex Dynamic Funds exceed $10 billion.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for an Alternative Fund (i.e., a non-Tradable Fund), with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in

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place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee also considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund business. The Committee also received information regarding amounts that had been shared with shareholders through such expense waivers and limitations. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that the advisory fee for each Fund was reasonable.

Overall Conclusions

The Committee concluded that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Advisory Agreement is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her well-informed business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of the Advisory Agreement for an additional annual term.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (2) (2018-present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present). Former: SSGA Master Trust (1) (2018-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156	Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

104 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	157	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2016

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).

106 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2016

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 109

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 113

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), the Rydex Series Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) has also designated a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of Fund net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in illiquid investments. Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from March 31, 2020, to March 31, 2021. The Report concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk, and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable. The Report further concluded that the Program operated effectively during recent market conditions arising from COVID-19.

Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

114 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

6.30.2021

Guggenheim Funds Semi-Annual Report

Guggenheim Alternative Fund
Guggenheim Managed Futures Strategy Fund

GuggenheimInvestments.com	RMFSF-SEMI-0621x1221

TABLE OF CONTENTS

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
MANAGED FUTURES STRATEGY FUND	10
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	26
OTHER INFORMATION	43
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	56
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	63
LIQUIDITY RISK MANAGEMENT PROGRAM	68

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 1

June 30, 2021

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the semi-annual shareholder report for the Managed Futures Strategy Fund (the “Fund”) that is part of the Rydex Series Funds. This report covers performance of the Fund for the semi-annual period ended June 30, 2021.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Fund. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

July 31, 2021

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

2 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

June 30, 2021

COVID-19. The global ongoing crisis caused by the outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. Investors should be aware that in light of this uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to respond to and contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational and other risks.

The Managed Futures Strategy Fund may not be suitable for all investors. ●The Fund’s investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund’s value, to fluctuate over time. An investment in the Fund may lose money. ● The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. To the extent the Fund invests in derivatives to seek to hedge risk or limit leveraged exposure created by other investments, there is no guarantee that such hedging strategies will be effective at managing risk or limiting exposure to leveraged investments. ● The Fund’s use of leverage will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ●The Fund’s use of short selling involves increased risk and costs. The Fund risks paying more for a security than it received from its sale. Theoretically, securities sold short have the risk of unlimited losses. ●The Fund’s investments in fixed income securities will change in value in response to interest rate changes and other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield, asset backed and mortgaged backed securities may subject the Fund to greater volatility. ●The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ●The Fund’s exposure to the commodity markets may subject the fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ●The Fund may invest in securities of foreign companies directly, or indirectly through the use of other investment companies and financial instruments that are linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. ●See the prospectus for more information on these and other risks.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	June 30, 2021

More states saw the end of COVID-19 related restrictions in the second quarter of 2021, including New York, California, and Illinois, marking a full reopening for almost all of the U.S. The U.S. has made solid vaccination progress, inoculating over 52% of the population. Those vaccinations have helped COVID-19 cases fall sharply from their peak, but the spread of the Delta variant is a worrying trend, particularly in areas with low vaccination rates. Though we expect cases will rise further as the Delta variant spreads, vaccination rates are high for the most vulnerable populations, which could limit hospitalizations and deaths, in turn reducing the need for a return to strict lockdowns.

Relaxed COVID-19 related measures and increased consumer comfort prompted a rapid reopening of the service sector and robust manufacturing activity. Both the ISM Manufacturing and Services Purchasing Managers Indexes cooled a bit in June but remain near the peaks of recent economic cycles.

Labor demand is also at record highs according to the National Federation of Independent Businesses (“NFIB”). The NFIB reported that nearly half of small-business owners in the U.S. could not fill job openings in June, making it the fifth consecutive month where the share of surveyed business owners citing jobs were hard to fill exceeded pre-COVID-19 historical highs. To attract more workers, business owners are raising or planning to raise compensation, especially in low-wage sectors where enhanced jobless benefits are competitive with wages. Corroborating this signal of strong labor demand is the consumer confidence data, which shows perceptions around job availability is above pre-COVID-19 highs.

Against this strong backdrop, the Federal Open Market Committee (“FOMC”) held its June meeting where, as expected, it kept rates unchanged. But the surprise came from the quarterly Summary of Economic Projections, which showed that FOMC participants now see upside risks to inflation at the highest levels in over a decade. This shift in the distribution of risk around inflation resulted in a surprise two-hike increase in their median fed funds rate forecast for 2023.

Our interpretation is that the U.S. Federal Reserve (“Fed”) is willing to be patient in reaching its dual mandate, but not irresponsible. Since the June meeting, 5-year forward Treasury Inflation-Protected Securities (“TIPS”) breakeven rates have fallen by about 0.25% as the market priced out a scenario in which the Fed lets inflation run too hot. This reassessment of the Fed’s reaction function led to a material decline in interest rates over the quarter. In the long run, keeping inflation expectations in check buys the central bank more time to keep policy accommodative.

Looking ahead, we are assessing the potential consequences of a slowdown in U.S. economic activity. Second quarter U.S. gross domestic product (“GDP”) is on track to show 8-9% annualized growth, after which we expect sequential growth could slow heading into 2022. Base effects from last year’s trough in activity could fade, as might the fiscal impulse over time. The impact of reopening businesses will also shrink. This natural slowdown in activity as we move through peak growth could present challenges if growth slows more than expected.

4 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(continued)	June 30, 2021

Inflation could fall given that much of the recent increase is coming from categories suffering temporary supply chain disruptions. Price pressures have materialized in sectors directly affected by the pandemic, such as hotels, airfares, and car rentals, where demand has bounced back faster than supply. Shortages in areas such as semiconductors and building materials are caused by factories and transportation abroad that have not returned to full capacity. As these factors are resolved and supply comes back online, a decline in inflation prints and inflation expectations over the next several quarters may prompt a rethink of the FOMC’s forecasted hikes.

The Fed may commence tapering asset purchases in 2022, but we continue to believe rate hikes will likely get pushed as far as 2025 as inflation cools and the Fed targets a historically tight labor market. This patience by the Fed would support credit conditions, which could mean low default volumes and positive risk-adjusted returns. Real U.S. interest rates could remain deeply negative, further supporting the credit sector as income-seeking investors search for yield.

For the six-month period ended June 30, 2021, the S&P 500® Index* returned 15.25%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 8.83%. The return of the MSCI Emerging Markets Index* was 7.45%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a -1.60% return for the six-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 3.62%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.02% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 5

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	June 30, 2021

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

6 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning December 31, 2020 and ending June 30, 2021.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

8 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value December 31, 2020	Ending Account Value June 30, 2021	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
A-Class	1.71%	4.57%	$ 1,000.00	$ 1,045.70	$ 8.67
C-Class	2.45%	4.19%	1,000.00	1,041.90	12.40
P-Class	1.71%	4.55%	1,000.00	1,045.50	8.67
Institutional Class	1.46%	4.71%	1,000.00	1,047.10	7.41

Table 2. Based on hypothetical 5% return (before expenses)
A-Class	1.71%	5.00%	$ 1,000.00	$ 1,016.31	$ 8.55
C-Class	2.45%	5.00%	1,000.00	1,012.65	12.23
P-Class	1.71%	5.00%	1,000.00	1,016.31	8.55
Institutional Class	1.46%	5.00%	1,000.00	1,017.55	7.30

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period December 31, 2020 to June 30, 2021.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2021

MANAGED FUTURES STRATEGY FUND

OBJECTIVE: Seeks to achieve absolute returns.

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	March 2, 2007
C-Class	March 2, 2007
P-Class	March 2, 2007
Institutional Class	May 3, 2010

The Fund invests principally in derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund III	23.9%
Guggenheim Strategy Fund II	14.9%
Guggenheim Ultra Short Duration Fund — Institutional Class	12.0%
Total	50.8%

“Largest Holdings” excludes any temporary cash or derivative investments.

10 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	June 30, 2021

Average Annual Returns*

Periods Ended June 30, 2021

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	4.57%	5.61%	1.10%	(0.96%)
A-Class Shares with sales charge‡	(0.40%)	0.62%	0.12%	(1.44%)
C-Class Shares	4.19%	4.88%	0.36%	(1.70%)
C-Class Shares with CDSC§	3.19%	3.90%	0.36%	(1.70%)
P-Class Shares	4.55%	5.63%	1.15%	(0.94%)
Institutional Class Shares	4.71%	5.86%	1.36%	(0.72%)
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.02%	0.09%	1.17%	0.63%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 11

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021
MANAGED FUTURES STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 50.8%
Guggenheim Strategy Fund III[1]	225,435	$5,671,942
Guggenheim Strategy Fund II1	141,585	3,538,203
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	286,255	2,853,961
Total Mutual Funds
(Cost $11,958,957)		12,064,106

	Face Amount
U.S. TREASURY BILLS†† - 11.8%
U.S. Treasury Bills
0.01% due 08/03/21[2,3]	$2,494,000	2,493,894
0.03% due 08/03/21[2,3]	319,000	318,986
Total U.S. Treasury Bills
(Cost $2,812,967)		2,812,880

REPURCHASE AGREEMENTS††,4 - 37.0%
J.P. Morgan Securities LLC issued 06/30/21 at 0.05% due 07/01/21	4,930,365	4,930,365
Barclays Capital, Inc. issued 06/30/21 at 0.03% due 07/01/21	1,941,080	1,941,080
BofA Securities, Inc. issued 06/30/21 at 0.04% due 07/01/21	1,903,020	1,903,020
Total Repurchase Agreements
(Cost $8,774,465)		8,774,465

Total Investments - 99.6%
(Cost $23,546,389)		$23,651,451
Other Assets & Liabilities, net - 0.4%		89,280
Total Net Assets - 100.0%		$23,740,731

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Commodity Futures Contracts Purchased†
Sugar #11 Futures Contracts	192	Apr 2022	$3,696,538	$113,374
Gasoline RBOB Futures Contracts	31	Sep 2021	2,730,945	65,500
Live Cattle Futures Contracts	58	Aug 2021	2,851,860	53,839
Natural Gas Futures Contracts	7	Aug 2021	260,120	31,972
Natural Gas Futures Contracts	5	Jul 2021	187,300	27,671
WTI Crude Futures Contracts	4	Jul 2021	294,120	12,040
Corn Futures Contracts	5	Sep 2021	149,812	11,555
Brent Crude Futures Contracts	5	Jul 2021	373,200	10,162
Sugar #11 Futures Contracts	12	Sep 2021	240,576	8,765
LME Primary Aluminum Futures Contracts	5	Aug 2021	315,294	8,267
LME Lead Futures Contracts	4	Aug 2021	226,900	7,213
Low Sulphur Gas Oil Futures Contracts	7	Aug 2021	420,350	4,213
Coffee ‘C’ Futures Contracts	3	Sep 2021	180,112	3,469

12 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MANAGED FUTURES STRATEGY FUND

Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Gasoline RBOB Futures Contracts	1	Jul 2021	$94,126	$2,631
Soybean Futures Contracts	1	Nov 2021	69,662	1,906
NY Harbor ULSD Futures Contracts	4	Jul 2021	357,521	1,775
Soybean Oil Futures Contracts	5	Dec 2021	186,960	1,173
Hard Red Winter Wheat Futures Contracts	2	Sep 2021	65,950	831
LME Nickel Futures Contracts	1	Aug 2021	109,248	464
Wheat Futures Contracts	1	Sep 2021	34,013	22
LME Zinc Futures Contracts	2	Aug 2021	148,663	(531)
Cotton #2 Futures Contracts	3	Dec 2021	127,500	(2,154)
Silver Futures Contracts	1	Sep 2021	131,225	(8,038)
Copper Futures Contracts	2	Sep 2021	214,375	(12,506)
Lean Hogs Futures Contracts	5	Aug 2021	207,200	(23,875)
Corn Futures Contracts	96	Dec 2021	2,824,800	(41,876)
			$16,498,370	$277,862
Interest Rate Futures Contracts Purchased†
Euro - OATS Futures Contracts	35	Sep 2021	$6,598,102	$25,043
Euro - BTP Italian Government Bond Futures Contracts††	11	Sep 2021	1,975,824	15,218
U.S. Treasury 10 Year Note Futures Contracts	8	Sep 2021	1,059,375	3,572
Australian Government 10 Year Bond Futures Contracts	4	Sep 2021	423,729	2,648
			$10,057,030	$46,481
Equity Futures Contracts Purchased†
S&P/TSX 60 IX Index Futures Contracts	6	Sep 2021	$1,164,514	$14,490
FTSE Taiwan Index Futures Contracts	5	Jul 2021	304,900	10,883
Dow Jones Industrial Average Index Mini Futures Contracts	4	Sep 2021	687,640	2,764
S&P 500 Index Mini Futures Contracts	4	Sep 2021	857,300	2,672
Amsterdam Index Futures Contracts	4	Jul 2021	694,615	2,621
DAX Index Futures Contracts	1	Sep 2021	461,210	729
Tokyo Stock Price Index Futures Contracts	2	Sep 2021	349,648	282
SPI 200 Index Futures Contracts	6	Sep 2021	811,984	269
NASDAQ-100 Index Mini Futures Contracts	2	Sep 2021	581,740	(162)
Russell 2000 Index Mini Futures Contracts	3	Sep 2021	345,870	(195)
Nikkei 225 (OSE) Index Futures Contracts	1	Sep 2021	258,906	(524)
FTSE 100 Index Futures Contracts	6	Sep 2021	580,197	(1,388)
Euro STOXX 50 Index Futures Contracts	13	Sep 2021	626,174	(2,249)
FTSE/JSE TOP 40 Index Futures Contracts††	4	Sep 2021	167,340	(4,128)
S&P MidCap 400 Index Mini Futures Contracts	2	Sep 2021	538,140	(5,574)
CAC 40 10 Euro Index Futures Contracts	11	Jul 2021	851,684	(6,432)
MSCI EAFE Index Futures Contracts	5	Sep 2021	576,100	(14,914)
IBEX 35 Index Futures Contracts††	5	Jul 2021	522,320	(15,969)
CBOE Volatility Index Futures Contracts	61	Jul 2021	1,091,900	(67,568)
			$11,472,182	$(84,393)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 13

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MANAGED FUTURES STRATEGY FUND

Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Currency Futures Contracts Purchased†
Australian Dollar Futures Contracts	1	Sep 2021	$75,010	$(673)
Japanese Yen Futures Contracts	7	Sep 2021	788,156	(4,919)
Mexican Peso Futures Contracts	61	Sep 2021	1,515,850	(4,929)
Euro FX Futures Contracts	12	Sep 2021	1,781,475	(31,813)
New Zealand Dollar Futures Contracts	26	Sep 2021	1,816,620	(38,831)
British Pound Futures Contracts	45	Sep 2021	3,891,094	(71,167)
Canadian Dollar Futures Contracts	78	Sep 2021	6,291,090	(129,184)
			$16,159,295	$(281,516)
Currency Futures Contracts Sold Short†
Swiss Franc Futures Contracts	81	Sep 2021	$10,963,350	$333,889
Australian Dollar Futures Contracts	24	Sep 2021	1,800,240	40,007
Japanese Yen Futures Contracts	16	Sep 2021	1,801,500	21,692
Euro FX Futures Contracts	1	Sep 2021	148,456	979
			$14,713,546	$396,567
Equity Futures Contracts Sold Short†
CBOE Volatility Index Futures Contracts	67	Sep 2021	$1,407,000	$73,929
CBOE Volatility Index Futures Contracts	38	Oct 2021	831,060	42,961
CBOE Volatility Index Futures Contracts	6	Aug 2021	118,800	(2)
			$2,356,860	$116,888
Interest Rate Futures Contracts Sold Short†
U.S. Treasury 5 Year Note Futures Contracts	26	Sep 2021	$3,208,359	$1,299
Euro - 30 year Bond Futures Contracts	1	Sep 2021	240,759	313
U.S. Treasury 10 Year Note Futures Contracts	24	Sep 2021	3,178,125	(162)
Australian Government 3 Year Bond Futures Contracts	25	Sep 2021	2,183,141	(405)
Australian Government 10 Year Bond Futures Contracts	10	Sep 2021	1,059,322	(1,107)
Canadian Government 10 Year Bond Futures Contracts††	42	Sep 2021	4,928,438	(1,510)
Euro - Bobl Futures Contracts	22	Sep 2021	3,500,166	(1,977)
Euro - Schatz Futures Contracts	270	Sep 2021	35,919,929	(1,995)
U.S. Treasury Long Bond Futures Contracts	4	Sep 2021	642,250	(4,667)
Euro - Bund Futures Contracts	18	Sep 2021	3,684,128	(6,257)
U.S. Treasury 2 Year Note Futures Contracts	119	Sep 2021	26,219,047	(7,628)
U.S. Treasury Ultra Long Bond Futures Contracts	2	Sep 2021	385,063	(9,488)
Long Gilt Futures Contracts††	43	Sep 2021	7,614,267	(24,908)
			$92,762,994	$(58,492)
Commodity Futures Contracts Sold Short†
Corn Futures Contracts	101	Mar 2022	$3,007,275	$94,634
Cattle Feeder Futures Contracts	2	Aug 2021	154,650	2,756
Gold 100 oz. Futures Contracts	1	Aug 2021	177,050	1,287
Cocoa Futures Contracts	6	Sep 2021	143,340	(384)
Hard Red Winter Wheat Futures Contracts	1	Sep 2021	32,975	(2,553)

14 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MANAGED FUTURES STRATEGY FUND

Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Live Cattle Futures Contracts	45	Oct 2021	$2,310,300	$(3,739)
Soybean Meal Futures Contracts	4	Dec 2021	152,000	(4,952)
Natural Gas Futures Contracts	8	Sep 2021	296,800	(34,660)
Live Cattle Futures Contracts	31	Dec 2021	1,637,110	(47,012)
Gasoline RBOB Futures Contracts	24	Jul 2021	2,259,029	(62,994)
Sugar #11 Futures Contracts	155	Feb 2022	3,140,424	(121,000)
			$13,310,953	$(178,617)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at June 30, 2021.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 15

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MANAGED FUTURES STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2021 (See Note 4 in the Notes to Consolidated Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$12,064,106	$—	$—	$12,064,106
U.S. Treasury Bills	—	2,812,880	—	2,812,880
Repurchase Agreements	—	8,774,465	—	8,774,465
Commodity Futures Contracts**	465,519	—	—	465,519
Currency Futures Contracts**	396,567	—	—	396,567
Equity Futures Contracts**	151,600	—	—	151,600
Interest Rate Futures Contracts**	32,875	15,218	—	48,093
Total Assets	$13,110,667	$11,602,563	$—	$24,713,230

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Commodity Futures Contracts**	$366,274	$—	$—	$366,274
Currency Futures Contracts**	281,516	—	—	281,516
Equity Futures Contracts**	99,008	20,097	—	119,105
Interest Rate Futures Contracts**	33,686	26,418	—	60,104
Total Liabilities	$780,484	$46,515	$—	$826,999

**	This derivative is reported as unrealized appreciation/depreciation at period end.

16 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2021
MANAGED FUTURES STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the period ended June 30, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/21	Shares 06/30/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$3,510,413	$1,023,576	$(1,000,000)	$16,915	$(12,701)	$3,538,203	141,585	$23,916
Guggenheim Strategy Fund III	5,614,498	544,030	(500,000)	3,281	10,133	5,671,942	225,435	44,673
Guggenheim Ultra Short Duration Fund — Institutional Class	2,594,622	762,195	(500,000)	2,989	(5,845)	2,853,961	286,255	12,331
	$11,719,533	$2,329,801	$(2,000,000)	$23,185	$(8,413)	$12,064,106		$80,920

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 17

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
MANAGED FUTURES STRATEGY FUND

June 30, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $2,812,967)	$2,812,880
Investments in affiliated issuers, at value (cost $11,958,957)	12,064,106
Repurchase agreements, at value (cost $8,774,465)	8,774,465
Cash	3,748
Segregated cash with broker	33,403
Receivables:
Variation margin on futures contracts	90,384
Fund shares sold	22,820
Dividends	14,184
Interest	10
Total assets	23,816,000

Liabilities:
Payable for:
Management fees	17,244
Fund shares redeemed	14,274
Securities purchased	14,184
Transfer agent and administrative fees	5,270
Distribution and service fees	3,629
Portfolio accounting fees	1,959
Trustees’ fees*	232
Miscellaneous	18,477
Total liabilities	75,269
Commitments and contingent liabilities (Note 10)	—
Net assets	$23,740,731

Net assets consist of:
Paid in capital	$65,385,093
Total distributable earnings (loss)	(41,644,362)
Net assets	$23,740,731

A-Class:
Net assets	$6,502,987
Capital shares outstanding	346,353
Net asset value per share	$18.78
Maximum offering price per share (Net asset value divided by 95.25%)	$19.72

C-Class:
Net assets	$824,935
Capital shares outstanding	49,482
Net asset value per share	$16.67

P-Class:
Net assets	$7,724,115
Capital shares outstanding	409,770
Net asset value per share	$18.85

Institutional Class:
Net assets	$8,688,694
Capital shares outstanding	448,888
Net asset value per share	$19.36

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

18 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
MANAGED FUTURES STRATEGY FUND

Six Months Ended June 30, 2021

Investment Income:
Dividends from securities of affiliated issuers	$80,920
Interest	1,283
Total investment income	82,203

Expenses:
Management fees	118,110
Distribution and service fees:
A-Class	8,006
C-Class	4,637
P-Class	9,741
Transfer agent and administrative fees	32,675
Registration fees	16,192
Portfolio accounting fees	11,711
Trustees’ fees*	2,769
Professional fees	2,398
Custodian fees	1,762
Miscellaneous	843
Total expenses	208,844
Less:
Expenses waived by Adviser	(15,981)
Net expenses	192,863
Net investment loss	(110,660)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$1
Investments in affiliated issuers	23,185
Futures contracts	1,533,687
Foreign currency transactions	4,748
Net realized gain	1,561,621
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(136)
Investments in affiliated issuers	(8,413)
Futures contracts	(362,780)
Foreign currency translations	311
Net change in unrealized appreciation (depreciation)	(371,018)
Net realized and unrealized gain	1,190,603
Net increase in net assets resulting from operations	$1,079,943

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 19

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
MANAGED FUTURES STRATEGY FUND

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(110,660)	$(172,698)
Net realized gain (loss) on investments	1,561,621	(133,795)
Net change in unrealized appreciation (depreciation) on investments	(371,018)	980,520
Net increase in net assets resulting from operations	1,079,943	674,027

Distributions to shareholders:
A-Class	—	(451,080)
C-Class	—	(80,374)
P-Class	—	(543,862)
Institutional Class	—	(548,863)
Total distributions to shareholders	—	(1,624,179)

Capital share transactions:
Proceeds from sale of shares
A-Class	419,168	2,075,146
C-Class	17,747	121,954
P-Class	7,354,499	51,171,335
Institutional Class	1,439,384	7,313,155
Distributions reinvested
A-Class	—	436,975
C-Class	—	80,300
P-Class	—	532,574
Institutional Class	—	546,866
Cost of shares redeemed
A-Class	(508,623)	(2,942,119)
C-Class	(354,730)	(835,458)
P-Class	(7,743,412)	(54,761,136)
Institutional Class	(934,011)	(6,807,075)
Net decrease from capital share transactions	(309,978)	(3,067,483)
Net increase (decrease) in net assets	769,965	(4,017,635)

Net assets:
Beginning of period	22,970,766	26,988,401
End of period	$23,740,731	$22,970,766

20 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (concluded)
MANAGED FUTURES STRATEGY FUND

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Capital share activity:
Shares sold
A-Class	22,841	108,202
C-Class	1,087	7,056
P-Class	388,415	2,659,332
Institutional Class	75,769	372,363
Shares issued from reinvestment of distributions
A-Class	—	24,786
C-Class	—	5,108
P-Class	—	30,072
Institutional Class	—	30,130
Shares redeemed
A-Class	(27,687)	(152,744)
C-Class	(21,682)	(48,680)
P-Class	(408,001)	(2,836,006)
Institutional Class	(48,900)	(349,861)
Net decrease in shares	(18,158)	(150,242)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 21

CONSOLIDATED FINANCIAL HIGHLIGHTS
MANAGED FUTURES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended June 30, 2021[a]	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016
Per Share Data
Net asset value, beginning of period	$17.96	$18.96	$17.65	$19.19	$18.71	$23.21
Income (loss) from investment operations:
Net investment income (loss)[b]	(.09)	(.12)	.15	.15	.04	— [c]
Net gain (loss) on investments (realized and unrealized)	.91	.48	1.16	(1.69)	1.34	(3.53)
Total from investment operations	.82	.36	1.31	(1.54)	1.38	(3.53)
Less distributions from:
Net investment income	—	(1.36)	—	—	(.90)	(.97)
Total distributions	—	(1.36)	—	—	(.90)	(.97)
Net asset value, end of period	$18.78	$17.96	$18.96	$17.65	$19.19	$18.71

Total Return[d]	4.57%	2.01%	7.42%	(8.03%)	7.41%	(15.18%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,503	$6,306	$7,033	$6,793	$10,621	$22,734
Ratios to average net assets:
Net investment income (loss)	(1.00%)	(0.62%)	0.82%	0.80%	0.21%	(0.02%)
Total expenses[e]	1.84%	1.87%	1.90%	1.84%	1.78%	1.84%
Net expenses[f]	1.71%	1.75%	1.80%	1.79%	1.72%	1.76%
Portfolio turnover rate	17%	111%	26%	21%	68%	16%

22 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MANAGED FUTURES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended June 30, 2021[a]	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016
Per Share Data
Net asset value, beginning of period	$16.00	$17.03	$15.97	$17.49	$17.26	$21.65
Income (loss) from investment operations:
Net investment income (loss)[b]	(.14)	(.23)	.01	.01	(.10)	(.16)
Net gain (loss) on investments (realized and unrealized)	.81	.41	1.05	(1.53)	1.23	(3.26)
Total from investment operations	.67	.18	1.06	(1.52)	1.13	(3.42)
Less distributions from:
Net investment income	—	(1.21)	—	—	(.90)	(.97)
Total distributions	—	(1.21)	—	—	(.90)	(.97)
Net asset value, end of period	$16.67	$16.00	$17.03	$15.97	$17.49	$17.26

Total Return[d]	4.19%	1.25%	6.64%	(8.69%)	6.64%	(15.81%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$825	$1,121	$1,815	$4,485	$8,234	$11,245
Ratios to average net assets:
Net investment income (loss)	(1.75%)	(1.37%)	0.06%	0.04%	(0.56%)	(0.81%)
Total expenses[e]	2.59%	2.62%	2.65%	2.59%	2.53%	2.61%
Net expenses[f]	2.45%	2.50%	2.57%	2.53%	2.47%	2.54%
Portfolio turnover rate	17%	111%	26%	21%	68%	16%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 23

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MANAGED FUTURES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Six Months Ended June 30, 2021[a]	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016
Per Share Data
Net asset value, beginning of period	$18.03	$19.00	$17.70	$19.23	$18.71	$23.20
Income (loss) from investment operations:
Net investment income (loss)[b]	(.09)	(.12)	.15	.15	.06	(.01)
Net gain (loss) on investments (realized and unrealized)	.91	.49	1.15	(1.68)	1.36	(3.51)
Total from investment operations	.82	.37	1.30	(1.53)	1.42	(3.52)
Less distributions from:
Net investment income	—	(1.34)	—	—	(.90)	(.97)
Total distributions	—	(1.34)	—	—	(.90)	(.97)
Net asset value, end of period	$18.85	$18.03	$19.00	$17.70	$19.23	$18.71

Total Return	4.55%	2.05%	7.34%	(7.96%)	7.68%	(15.18%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,724	$7,741	$10,946	$13,669	$21,426	$77,859
Ratios to average net assets:
Net investment income (loss)	(1.00%)	(0.63%)	0.82%	0.80%	0.29%	(0.07%)
Total expenses[e]	1.84%	1.88%	1.90%	1.84%	1.78%	1.87%
Net expenses[f]	1.71%	1.77%	1.81%	1.78%	1.72%	1.79%
Portfolio turnover rate	17%	111%	26%	21%	68%	16%

24 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)
MANAGED FUTURES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Six Months Ended June 30, 2021[a]	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016
Per Share Data
Net asset value, beginning of period	$18.49	$19.48	$18.09	$19.61	$19.07	$23.56
Income (loss) from investment operations:
Net investment income (loss)[b]	(.07)	(.08)	.21	.20	.08	.04
Net gain (loss) on investments (realized and unrealized)	.94	.49	1.18	(1.72)	1.36	(3.56)
Total from investment operations	.87	.41	1.39	(1.52)	1.44	(3.52)
Less distributions from:
Net investment income	—	(1.40)	—	—	(.90)	(.97)
Total distributions	—	(1.40)	—	—	(.90)	(.97)
Net asset value, end of period	$19.36	$18.49	$19.48	$18.09	$19.61	$19.07

Total Return	4.71%	2.29%	7.68%	(7.75%)	7.69%	(14.95%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,689	$7,802	$7,195	$7,711	$10,339	$6,151
Ratios to average net assets:
Net investment income (loss)	(0.75%)	(0.38%)	1.07%	1.05%	0.41%	0.20%
Total expenses[e]	1.59%	1.61%	1.65%	1.59%	1.53%	1.61%
Net expenses[f]	1.46%	1.49%	1.55%	1.54%	1.46%	1.54%
Portfolio turnover rate	17%	111%	26%	21%	68%	16%

[a]	Unaudited figures for the period ended June 30, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Net investment income is less than $0.01 per share.
[d]	Total return does not reflect the impact of any applicable sales charges.
[e]	Does not include expenses of the underlying funds in which the Fund invests.
[f]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 25

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization, Consolidation of Subsidiary and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares automatically convert to A-Class shares on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At June 30, 2021, the Trust consisted of fifty-two funds (the “Funds”).

This report covers the Managed Futures Strategy Fund (the “Fund”), a diversified investment company. At June 30, 2021, only A-Class, C-Class, P-Class and Institutional Class shares have been issued by the Fund.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Consolidation of Subsidiary

The consolidated financial statements of the Fund include the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant inter-company accounts and transactions have been eliminated in consolidation for the Fund.

The Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

26 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

A summary of the Fund’s investment in its Subsidiary is as follows:

Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2021	% of Net Assets of the Fund at June 30, 2021
05/01/08	$2,960,783	12.5%

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 27

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Consolidated Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

28 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

(c) Futures Contracts

Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(e) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis.

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(f) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(g) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(h) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.08% at June 30, 2021.

(i) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Consolidated Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such

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as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

Speculation: the use of an instrument to express macro-economic and other investment views.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Consolidated Statement of Assets and Liabilities; securities held as collateral are noted on the Consolidated Schedule of Investments.

The following table represents the Fund’s use and volume of futures on a monthly basis:

	Average Notional Amount
Use	Long	Short
Hedge, Leverage, Liquidity, Speculation	$68,641,588	$55,928,328

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Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of June 30, 2021:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest Rate/Currency/Commodity contracts	Variation margin on futures contracts	—

The following tables set forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at June 30, 2021:

Asset Derivative Investments Value
Futures Equity Risk*	Futures Foreign Currency Exchange Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Total Value at June 30, 2021
$151,600	$396,567	$48,093	$465,519	$1,061,779

Liability Derivative Investments Value
Futures Equity Risk*	Futures Foreign Currency Exchange Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Total Value at June 30, 2021
$119,105	$281,516	$60,104	$366,274	$826,999

*

Includes cumulative appreciation (depreciation) of futures contracts as reported on the Consolidated Schedule of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the period ended June 30, 2021:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate/Currency/Commodity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts

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The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Consolidated Statement of Operations categorized by primary risk exposure for the period ended June 30, 2021:

Realized Gain (Loss) on Derivative Investments Recognized on the Consolidated Statement of Operations
Futures Equity Risk	Futures Foreign Currency Exchange Risk	Futures Interest Rate Risk	Futures Commodity Risk	Total
$838,495	$281,149	$(722,950)	$1,136,993	$1,533,687

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Consolidated Statement of Operations
Futures Equity Risk	Futures Foreign Currency Exchange Risk	Futures Interest Rate Risk	Futures Commodity Risk	Total
$(109,044)	$(80,467)	$(81,325)	$(91,944)	$(362,780)

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs over-the-counter (“OTC”) derivatives, including foreign exchange

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Consolidated Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. The Fund does not have any derivative financial instruments that are subject to enforceable master netting arrangements as of June 30, 2021.

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of June 30, 2021.

Counterparty	Asset Type	Cash Pledged	Cash Received
Goldman Sachs International	Futures contracts	$33,403	$—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for

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the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.90% of the average daily net assets of the Fund.

GI has contractually agreed to waive the management fee it receives from the Subsidiary in an amount equal to the management fee paid to GI by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by GI unless GI obtains the prior approval of the Fund’s Board for such termination. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended June 30, 2021, the Fund waived $12,713 related to advisory fees in the Subsidiary.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted a Distribution Plan applicable to A-Class and P-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Fund will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

The Board has adopted a separate Distribution and Shareholder Services Plan applicable to C-Class shares that allows the Fund to pay annual distribution and service fees of 1.00% of the Fund’s C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the period ended June 30, 2021, GFD retained sales charges of $56,309 relating to sales of A-Class shares of the Trust.

If the Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended June 30, 2021, the Fund waived $3,268 related to investments in affiliated funds.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Fund’s custodian. As custodian, U.S. Bank is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Fund transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

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At June 30, 2021, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Bond
0.05%			6.25%
Due 07/01/21	$138,485,231	$138,485,424	Due 08/15/23	$89,480,200	$102,887,914

			U.S. Treasury Strips
			0.00%
			Due 08/15/22 - 05/15/23	35,342,679	35,269,373

			U.S. Treasury Note
			2.00%
			Due 10/31/22	3,012,000	3,095,855

			U.S. Cash Management Bills
			0.00%
			Due 09/21/21 - 09/28/21	1,600	1,600

			U.S. Treasury Bill
			0.00%
			Due 09/21/21	200	200
				127,836,679	141,254,942

Barclays Capital, Inc.			U.S. Treasury Inflation Indexed Bond
0.03%			0.13% - 0.88%
Due 07/01/21	54,521,510	54,521,555	Due 10/15/24 - 02/15/47	45,572,916	55,661,477

BofA Securities, Inc.			U.S. Treasury Bonds
0.04%			1.13% - 3.00%
Due 07/01/21	53,452,461	53,452,520	Due 05/15/40 - 02/15/48	55,769,600	54,521,542

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

Note 7 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The Fund intends to invest up to 25% of its assets in the Subsidiary which is expected to provide the Fund with exposure to the commodities markets within the limitations of the U.S. federal income tax requirements under Subchapter M of the Internal Revenue Code. The Fund has received a private letter ruling from the IRS that concludes that the income the Fund receives from the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Subsidiary will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for U.S. federal income tax purposes and cannot be carried forward to reduce future income from the Subsidiary in subsequent years.

At June 30, 2021, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
$24,074,395	$639,359	$(827,523)	$(188,164)

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Note 8 – Securities Transactions

For the period ended June 30, 2021, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$2,329,801	$2,000,000

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended June 30, 2021, the Fund did not engage in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.

Note 9 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $150,000,000 line of credit from U.S. Bank, N.A., which was increased to $200,000,000 on February 10, 2021 and expired on June 7, 2021. On June 7, 2021, the line of credit agreement was renewed and expires on June 6, 2022. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the period ended June 30, 2021. The Fund did not have any borrowings outstanding under this agreement at or during the period ended June 30, 2021.

Note 10 – Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers,

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments.

On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020. The Second Circuit denied the

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petition on February 6, 2020. On July 6, 2020, plaintiffs filed a new petition for a writ of certiorari in the U.S. Supreme Court. In that petition, plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include the Rydex Series Funds. Defendants filed an opposition to the certiorari petition on August 26, 2020, and plaintiffs filed a reply in support of the petition for certiorari on September 8, 2020. On March 12, 2021, the Solicitor General filed an amicus brief recommending that certiorari be denied. Plaintiffs filed a supplemental brief in response to the Solicitor General’s amicus brief on March 31, 2021, and Defendants filed a supplemental brief on April 1, 2021. The Court denied the petition for certiorari on April 19, 2021.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(concluded)

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend. Plaintiff filed an appellate brief on January 7, 2020. The shareholder defendants’ brief was filed on April 27, 2020. Plaintiff filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 11 – COVID-19

The global ongoing crisis caused by the outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and public health conditions around the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to respond to and contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational and other risks.

Note 12 – Subsequent Events

The Fund evaluated subsequent events through the date the consolidated financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s consolidated financial statements.

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OTHER INFORMATION (Unaudited)

Delivery of Shareholder Reports

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Consolidated Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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OTHER INFORMATION (Unaudited)(continued)

Report of the Rydex Series Funds Contracts Review Committee

Rydex Series Funds (the “Trust”) was organized as a Delaware statutory trust on February 10, 1993, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series (each, a “Fund” and collectively, the “Funds”):

Tradable Funds (Including Sector Funds*)
●	Banking Fund*	●	Basic Materials Fund*
●	Biotechnology Fund*	●	Commodities Strategy Fund
●	Consumer Products Fund*	●	Dow Jones Industrial Average Fund
●	Electronics Fund*	●	Emerging Markets 2x Strategy Fund
●	Emerging Markets Bond Strategy Fund	●	Energy Fund*
●	Energy Services Fund*	●	Europe 1.25x Strategy Fund
●	Financial Services Fund*	●	Government Long Bond 1.2x Strategy Fund
●	Health Care Fund*	●	High Yield Strategy Fund
●	Internet Fund*	●	Inverse Emerging Markets 2x Strategy Fund
●	Inverse Government Long Bond Strategy Fund	●	Inverse High Yield Strategy Fund
●	Inverse Mid-Cap Strategy Fund	●	Inverse NASDAQ-100 Strategy Fund
●	Inverse Russell 2000 Strategy Fund	●	Inverse S&P 500 Strategy Fund
●	Japan 2x Strategy Fund	●	Leisure Fund*
●	Mid-Cap 1.5x Strategy Fund	●	Monthly Rebalance NASDAQ-100 2x Strategy Fund
●	NASDAQ-100 Fund	●	Nova Fund
●	Precious Metals Fund*	●	Real Estate Fund
●	Retailing Fund*	●	Russell 2000 1.5x Strategy Fund
●	Russell 2000 Fund	●	S&P 500 Fund
●	S&P 500 Pure Growth Fund	●	S&P 500 Pure Value Fund
●	S&P MidCap 400 Pure Growth Fund	●	S&P MidCap 400 Pure Value Fund
●	S&P SmallCap 600 Pure Growth Fund	●	S&P SmallCap 600 Pure Value Fund
●	Strengthening Dollar 2x Strategy Fund	●	Technology Fund*
●	Telecommunications Fund*	●	Transportation Fund*
●	Utilities Fund*	●	U.S. Government Money Market Fund
●	Weakening Dollar 2x Strategy Fund

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Alternative Funds** (i.e., Non-Tradable Funds)
●	Long Short Equity Fund**	●	Managed Futures Strategy Fund**
●	Multi-Hedge Strategies Fund**

*	Each, a “Sector Fund” and collectively, the “Sector Funds.”
**	Each, an “Alternative Fund” and collectively, the “Alternative Funds.” Each Fund other than the Alternative Funds, a “Tradable Fund” and collectively, the “Tradable Funds.”

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of the Funds pursuant to an investment advisory agreement between the Trust, with respect to the Funds, and Security Investors (the “Advisory Agreement”).1 (Guggenheim Partners, Security Investors and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes Security Investors and other affiliated investment management businesses of Guggenheim Partners.)

Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Adviser regularly provides investment research, advice and supervision, along with a continuous investment program for the Funds, and directs the purchase and sale of securities and other investments for each Fund’s portfolio.

The Advisory Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the

[1]

Security Investors also serves as investment adviser to each of Rydex Series Funds Commodities Strategy CFC, Rydex Managed Futures Strategy CFC and Rydex Series Funds Multi-Hedge Strategies CFC (each, a “Subsidiary” and collectively, the “Subsidiaries”), wholly-owned subsidiaries of the Trust that are organized as limited companies under the laws of the Cayman Islands and used by Commodities Strategy Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund, respectively, to obtain commodities exposure. Pursuant to a separate investment management agreement for each Subsidiary (each, a “Subsidiary Advisory Agreement” and collectively, the “Subsidiary Advisory Agreements), the Subsidiary pays Security Investors an advisory fee at the same rate that the respective Fund pays Security Investors under the Advisory Agreement. The Subsidiary Advisory Agreements do not require annual renewal by the Independent Trustees and will continue until they are terminated as provided in the Agreements. In addition, Security Investors has entered into a separate waiver agreement with respect to each applicable Fund pursuant to which Security Investors has contractually agreed to waive the advisory fee it receives from the Fund in an amount equal to the advisory fee paid to Security Investors by the respective Subsidiary. This undertaking will continue with respect to each applicable Fund for so long as the Fund invests in the respective Subsidiary, and may be terminated only with the approval of the Board.

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OTHER INFORMATION (Unaudited)(continued)

Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose.2 At meetings held by videoconference on April 20, 2021 (the “April Meeting”) and on May 26, 2021 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreement in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreement and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Advisory Agreement.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee met with a representative of FUSE at the April Meeting to discuss how FUSE determined the appropriate peer groups for the Funds. Thereafter, the Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a list of Funds for which no peer funds were identified, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

As part of its evaluation of the Adviser and the proposed renewal of the Advisory Agreement, the Committee took into account that each Tradable Fund is designed to provide tactical advisors with specific exposures (with the exception of the U.S. Government Money Market Fund which is designed to support tactical advisors seeking to avoid market exposure or preserve capital) while also providing for unlimited trading privileges, and that the Tradable Funds offer a unique set of

[2]

On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief, initially provided for a limited period of time, has been extended multiple times and was in effect as of May 26, 2021. The Board, including the Independent Trustees, relied on this relief in voting to renew the Advisory Agreement at a meeting of the Board held by videoconference on May 26, 2021.

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product features. The Committee noted that each Tradable Fund (other than the U.S. Government Money Market Fund) seeks to track, or correlate to, the performance (before fees and expenses) of a specific benchmark index over certain time periods or a specific market, noting that, because appropriate published indices are not available for many of the Sector Funds and the Real Estate Fund, the Adviser has developed its own methodology to construct internal performance benchmarks for the Sector Funds and the Real Estate Fund. In this regard, the Committee received information regarding the Adviser’s proprietary methodology for constructing internal performance benchmarks for such Funds, including the personnel with primary responsibility for the maintenance and execution of the methodology. The Committee also noted that, in addition to the performance information included in the FUSE reports, the Adviser provided tracking error data for each Tradable Fund (other than U.S. Government Money Market Fund) relative to the applicable benchmark index or Guggenheim-constructed internal performance benchmark.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of the Advisory Agreement for an additional annual term.

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, the funds in the Guggenheim fund complex, including the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and index methodologies and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including entrepreneurial, legal, regulatory and operational risks. The Committee considered the resources dedicated by

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OTHER INFORMATION (Unaudited)(continued)

Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

With respect to the Tradable Funds, the Committee considered their unique product features, including their tradability, the real time cash process employed for such Funds, twice-daily pricing for certain Tradable Funds on select trading platforms, and the leveraged and inverse strategies offered, and the Adviser’s assessment of the value to shareholders provided by the Funds’ structure and the services required by the Adviser to provide the Funds’ unique features. The Committee noted that the Tradable Funds allow frequent trading and unlimited exchange privileges among like share classes and noted the magnitude of changes in each Fund’s assets during 2020 and 2019. In this regard, the Committee noted that the real time cash process is utilized by the Adviser to aggregate shareholder flow data to estimate daily net subscriptions or redemptions in order to mitigate the costs associated with the tradability feature, improve tracking and keep the Funds fully invested. The Committee also took into account the infrastructure developed by the Adviser to manage the significant volume and size of trading that typically occurs near the end of each business day, as well as the unique considerations required in the portfolio construction process to determine the optimal way to obtain the applicable exposures, including leveraged and inverse exposures, while allowing for high turnover. With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s proprietary methodology for constructing internal performance benchmarks for such Funds, noting the Adviser’s statement that it uses a quantitative portfolio investment process that also requires investment discretion in implementing adjustments for factors that affect tradability and liquidity, changing dynamics within a sector or market, and corporate actions such as spin-offs, among other adjustments.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH.

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The Committee also considered the acceptability of the terms of the Advisory Agreement, including the scope of services required to be performed by the Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.

Investment Performance: Except as otherwise noted, the Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2020, as applicable. For certain Tradable Funds with only one or two identified peer funds, if any, from the two direct competitor product suites, only investment returns for the five-year, three-year and one-year periods ended December 31, 2020, as applicable, were received. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark and a peer group of similar funds based on asset levels as identified by FUSE, and for certain Funds, a broader universe of funds, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. For the Tradable Funds (other than U.S. Government Money Market Fund), the Committee received tracking error data for such Funds relative to the applicable benchmark index or Guggenheim-constructed internal performance benchmark for the five-year, three-year and one-year periods ended December 31, 2020, as applicable. For certain Tradable Funds with only one or two identified peer funds from the two direct competitor product suites, the Committee received a comparison of the tracking error of each Fund’s Class H shares to the tracking error of a peer fund, in each case for the same periods, as applicable. The Committee also received certain updated performance information as of March 31, 2021.

With respect to the Tradable Funds (other than U.S. Government Money Market Fund), the Committee considered the Adviser’s statement that such Funds are designed as a suite of products seeking to provide a number of broad and specific exposures for tactical advisors and also considered that the Funds have a unique set of product features designed to meet the needs of those tactical advisors, which has an impact on performance. The Committee considered the Adviser’s statement that, in circumstances in which there are significant deviations from expected returns, management seeks to understand the cause of such deviations and determine if any remedial actions should be considered, noting that no such remedial actions were currently deemed necessary by the Adviser to address performance. The Committee also considered the Adviser’s discussion of factors that contribute to such deviations, including shareholder activity, financing costs associated with leverage and investment instruments used to achieve certain exposures, noting the Adviser’s statement that expenses and transaction costs based on shareholder activity are the primary driver of performance differences. In this connection, the Committee considered the tracking error of each Fund’s Class H shares relative to its applicable

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OTHER INFORMATION (Unaudited)(continued)

benchmark index or Guggenheim-constructed internal performance benchmark and, for certain Tradable Funds, compared to the tracking error of a peer fund, for the five-year and three-year periods ended December 31, 2020, as applicable, noting the Adviser’s view that, in general, such five-year and three-year periods are a reasonable proxy for anticipated levels of tracking error in most cases. The Committee considered the Adviser’s commentary explaining the higher levels of tracking error for certain Funds.

With respect to certain Tradable Funds with only one or two identified peer funds, if any, from the two direct competitor product suites, the Committee considered the Adviser’s summary of notable distinctions between the Tradable Funds and the peer funds in the two direct competitor product suites and noted the Adviser’s statement that certain Tradable Funds do not have any peer funds that provide the same index, leverage or inverse exposure. The Committee also considered management’s commentary explaining instances of significant underperformance (defined as greater than 100 basis points), as applicable, of such Funds’ Class H shares over the five-year, three-year and/or one-year periods ended December 31, 2020, relative to their respective peer funds, attributing such relative underperformance to, among other factors, differences in portfolio construction methodologies and exposures. The Committee noted that the two direct competitor product suites do not offer a fund comparable to either the Commodities Strategy Fund or the Emerging Markets Bond Strategy Fund. The Committee considered, for each of the Commodities Strategy Fund and the Emerging Markets Bond Strategy Fund, a comparison to a peer group identified in the FUSE report that includes actively-managed funds, in each case noting the limitations in the comparability of such peer group.

With respect to the U.S. Government Money Market Fund, the Committee noted the Adviser’s statement that the Fund is designed to support tactical advisors seeking to avoid market exposure or preserve capital and that only one other fund in its peer group identified in the FUSE report has product features that make it comparable in this regard. The Committee considered that the Fund outperformed the comparable peer fund over the five-year, three-year and one-year periods ended December 31, 2020, although its performance ranked in the fourth quartile of the broader peer group over the same time periods.

With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s summary of notable distinctions between each Fund and the applicable peer group identified in the FUSE reports. The Committee considered that the peer groups are comprised of actively-managed funds seeking similar exposures but that do not offer the same product features, including unlimited trading privileges, noting the Adviser’s statement that certain peer funds also cover a narrower or wider market segment than the applicable Fund. The Committee considered management’s commentary explaining the underperformance, as applicable, of such Funds’ Class H shares over the five-year, three-year and one-year periods ended December 31, 2020, relative to their respective peer groups, attributing such underperformance to, among other factors, high turnover associated with daily shareholder flows, differences in exposures and the Funds’ modified cap weighting approach to portfolio construction.

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With respect to the Alternative Funds (i.e., the non-Tradable Funds), in seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee observed that the returns of the Multi-Hedge Strategies Fund’s Institutional Class shares ranked in the third quartile of its performance universe for each of the relevant periods considered.

In addition, the Committee made the following observations:

Long Short Equity Fund: The returns of the Fund’s Institutional Class shares ranked in the 73rd and 79th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2020, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the three-year time period was primarily a result of the Fund’s fundamental factor tilts. The Committee noted management’s statement that the Fund’s long exposure to value and short exposure to growth, as well as negative sector exposures to well-performing sectors, have detracted from investment performance. The Committee noted that, as of March 31, 2021, the five-year and three-year performance rankings had improved to the 61st and 60th percentiles, respectively.

Managed Futures Strategy Fund: The returns of the Fund’s Institutional Class shares ranked in the 79th and 50th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2020, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the five-year time period was primarily due to the poor performance of the Fund’s previous dedicated trend-following strategy in 2016, during which time trend-following models were routinely hurt by the frequent whipsawing in the market, particularly in commodities, and to poor performance in 2018 as the Fund had exposure to equities which sold off heavily in the fourth quarter. The Committee took into account management’s statement that the Fund changed its underlying investment model in 2017, moving to a more diversified, systematic multi-model system that employs a core-satellite approach (i.e., a combination of passively-managed and actively-managed allocations), resulting in more competitive performance over the three-year and one-year time periods. The Committee also noted that, since 2018, the Fund’s performance has improved. The Committee noted that, as of March 31, 2021, the five-year and three-year performance rankings were in the 66th and 53rd percentiles, respectively.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts to improve investment performance.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee, net effective management fee3 and total net expense ratio to the

[3]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

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applicable peer group, if any. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure Funds are able to deliver on shareholder return expectations.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable. The Committee noted Guggenheim’s statement that it does not provide advisory services to other clients that have investment strategies similar to those of the Funds, other than variable insurance fund counterparts to certain Funds and certain other clients with respect to Long Short Equity Fund, each of which is charged the same advisory fee as the corresponding Fund.

With respect to the Tradable Funds that are designed to track a widely available index, which have only one or two identified peer funds, if any, from the two direct competitor product suites, the Committee considered the Adviser’s summary of notable distinctions between the Tradable Funds and the peer funds, noting the Adviser’s statement that only one of the two direct competitor product suites is directly comparable for purposes of assessing such Funds’ advisory fees, with the exception of the Monthly Rebalance NASDAQ-100 2x Strategy Fund for which the other competitor product suite is directly comparable in this regard. For those Tradable Funds with a peer fund from the directly comparable product suite, the Committee noted that the contractual advisory fee for each Fund’s Class H shares was equal to or lower than the contractual advisory fee charged to the peer fund. The Committee also considered the net effective management fee and total net expense ratio for each such Fund’s Class H shares as compared to the peer fund. For the Monthly Rebalance NASDAQ-100 2x Strategy Fund, the Committee considered that, although the contractual advisory fee for the Fund’s Class H shares is higher than the contractual advisory fee charged to the peer fund, the Adviser has contractually agreed to cap Fund expenses to ensure that total net expenses are competitive. The Committee noted that the net effective management fee and total net expense ratio for the Fund’s Class H shares were lower than those of the peer fund.

With respect to the U.S. Government Money Market Fund, the Committee noted the Adviser’s statement that the Fund is designed to support tactical advisors seeking to avoid market exposure or preserve capital and that only one other fund in its peer group identified in the FUSE report is directly comparable in terms of product features offered. The Committee considered that, as of the Fund’s and the peer fund’s respective fiscal year ends, although the Fund’s contractual advisory fee and total net expense ratio are higher than those of the comparable peer fund, the Fund’s net effective management fee is lower than that of the peer fund and the Fund’s total net expense ratio is close to that of the peer fund. The Committee noted the Adviser’s statement that,

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given the current low interest rate environment, it is currently waiving, and intends to continue to waive, all or a portion of its fees to the extent necessary to maintain the Fund’s stable net asset value.

With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s summary of notable distinctions between each Fund and the applicable peer group identified in the FUSE reports. The Committee considered that the peer groups are comprised of actively-managed funds seeking similar exposures but that do not offer the same product features, such as unlimited trading privileges. As a result, the fee and expense comparisons are more difficult given the uniqueness of both the Funds’ structure and the portfolio management needed to meet client requirements.

With respect to the Alternative Funds (i.e., the non-Tradable Funds), except as to the individual Fund discussed below, the Committee observed that the contractual advisory fee, net effective management fee and total net expense ratio for each Fund’s Institutional Class shares each rank in the third quartile or better of such Fund’s peer group.

In addition, the Committee made the following observations:

Multi-Hedge Strategies Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the second quartile (43rd percentile) of its peer group. Although the net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (79th percentile) of its peer group, the Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the first quartile (21st percentile) of its peer group.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2020, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2019. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented.

The Committee also considered other benefits available to the Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Adviser may benefit from

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 53

OTHER INFORMATION (Unaudited)(continued)

certain economies of scale and synergies, such as enhanced visibility of the Adviser, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that that the comparative fees and the benefits realized by the Adviser from its relationship with the Funds were appropriate and that the Adviser’s profitability from its relationship with the Funds was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee considered that Guggenheim believes it is appropriately sharing potential economies of scale and that, although Guggenheim’s overall expenses declined in 2020, generally, costs are anticipated to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things.

With respect to the Tradable Funds, the Committee noted that the applicable breakpoint level for the Funds is applied at the product-suite level, rather than on a Fund level, as the Funds are designed for tactical advisors and provide unlimited trading privileges, with individual Fund assets fluctuating significantly throughout the year. The Committee took into account that, in June 2018, the Adviser implemented breakpoints for the Tradable Funds, noting that each Fund’s advisory fee would be subject to a uniform fee breakpoint reduction schedule that would take effect if the aggregate assets of the Tradable Funds and the tradable series of Rydex Dynamic Funds exceed $10 billion.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for an Alternative Fund (i.e., a non-Tradable Fund), with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee also considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and

54 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

limitations, and investments in personnel, operations and infrastructure to support the Fund business. The Committee also received information regarding amounts that had been shared with shareholders through such expense waivers and limitations. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that the advisory fee for each Fund was reasonable.

Overall Conclusions

The Committee concluded that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Advisory Agreement is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her well-informed business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of the Advisory Agreement for an additional annual term.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 55

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (2) (2018-present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present). Former: SSGA Master Trust (1) (2018-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156	Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

58 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	157	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2016

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).

60 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2016

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

62 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third

64 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), the Rydex Series Funds (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) has also designated a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of Fund net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in illiquid investments. Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from March 31, 2020, to March 31, 2021. The Report concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk, and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable. The Report further concluded that the Program operated effectively during recent market conditions arising from COVID-19.

Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

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Item 2. Code of Ethics.

Not applicable at this time.

Item 3. Audit Committee Financial Expert.

Not applicable at this time.

Item 4. Principal Accountant Fees and Services.

Not applicable at this time.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rydex Series Funds

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	September 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	September 8, 2021

By (Signature and Title)*	/s/ John L. Sullivan
John L. Sullivan, Chief Financial Officer and Treasurer

Date	September 8, 2021

*	Print the name and title of each signing officer under his or her signature.